                                    MARKED TO INDICATE CHANGES FROM PEA #44


  As filed with the Securities and Exchange Commission on February 5, 1997
--------------------------------------------------------------------------------

                                Investment Company Act of 1940 File No. 811-5683
                                                Securities Act File No. 33-25355




                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                                   FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /
                     POST-EFFECTIVE AMENDMENT NO. 45                       /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     / /
                               AMENDMENT NO. 47                            /X/

                                --------------

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
              (Exact Name of Registrant as Specified in Charter)

                  One International Place, Boston, MA  02110
                    (Address of Principal Executive Office)
                Registrant's Telephone Number (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                               73 Tremont Street
                          Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)
                                --------------
                                   Copy to:
                            Audrey C. Talley, Esq.
                     Stradley, Ronon, Stevens & Young LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                                --------------


               It is proposed that this filing become effective:
                     (check appropriate box)
                [ ]  immediately upon filing pursuant to Paragraph (b)
                [ ]  on (date) pursuant to Paragraph (b)
                [ ]  60 days after filing pursuant to Paragraph (a)
                [ ]  75 days after filing pursuant to Paragraph (a)
                [X]  on March 7, 1997 pursuant to Paragraph (a) of Rule 485


     Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1996 on December 27, 1996.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
                             CROSS REFERENCE SHEET
                          FILE NOS. 33-25355/811-5683


PART A OF FORM N-1A                                                   LOCATION IN PROSPECTUS
-------------------                                                   ----------------------
Item 1.   Cover Page...............................................   Cover Page

Item 2.   Synopsis.................................................   Fund Expenses; Prospectus Summary

Item 3.   Condensed Financial Information..........................   Financial Highlights

Item 4.   General Description of Registrant........................   Prospectus Summary; Investment
                                                                      Objectives; Investment Policies; Other
                                                                      Investment Policies; Investment Limitations

Item 5.   Management of the Fund...................................   Investment Adviser; Administrative
                                                                      Services; Distributor; Portfolio Transactions

Item 5A.  Management's Discussion
          of Fund Performance......................................   Included in the Registrant's Annual
                                                                      Report to Shareholders dated October 31,
                                                                      1996

Item 6.   Capital Stock and Other Securities.......................   Purchase of Shares; Redemption of Shares;
                                                                      Valuation of Shares; Dividends, Capital
                                                                      Gains Distributions and Taxes; General
                                                                      Information

Item 7.   Purchase of Securities
          Being Offered............................................   Cover Page; Purchase of Shares

Item 8.   Redemption or Repurchase.................................   Redemption of Shares

Item 9.   Pending Legal Proceedings................................   Not Applicable


PART B OF FORM N-1A                                                   LOCATION IN STATEMENT
-------------------                                                   OF ADDITIONAL INFORMATION
                                                                      -------------------------
Item 10.      Cover Page...........................................   Cover Page

Item 11.      Table of Contents....................................   Cover Page

Item 12.      General Information and History......................   General Information

Item 13.      Investment Objective and Policies....................   Investment Objective and Policies; Investment Limitations

Item 14.      Management of the Fund...............................   Management of the Fund; Investment Adviser

Item 15.      Control Persons and Principal
              Holders of Securities................................   Management of the Fund

Item 16.      Investment Advisory and
              Other Services.......................................   Investment Adviser

Item 17.      Brokerage Allocation and
              Other Practices......................................   Portfolio Transactions

Item 18.      Capital Stock and Other
              Securities...........................................   General Information

Item 19.      Purchase, Redemption and Pricing
              of Securities Being Offered..........................   Purchase of Shares; Redemption of Shares

Item 20.      Tax Status...........................................   General Information

Item 21.      Underwriters.........................................   Not Applicable

Item 22.      Calculation of Performance Data......................   Performance Calculations

Item 23.      Financial Statements.................................   Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 45

                                     PART A

The following Prospectus is included in this Post-Effective Amendment No. 45:

     .    TS&W Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:


     .    McKee Portfolios Institutional Class Shares

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 43 filed on January 3, 1997:

     .    Acadian Portfolios Institutional Class Shares
     .    C & B Portfolios Institutional Class Shares
     .    DSI Portfolios Institutional Class Shares
     .    DSI Disciplined Value Portfolio Institutional Service Class Shares
     .    FMA Small Company Portfolio Institutional Class Shares
     .    FMA Small Company Portfolio Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares
     .    ICM Equity and ICM Small Company Portfolios Institutional Class Shares
     .    NWQ Portfolios Institutional Class Shares
     .    NWQ Portfolios Institutional Service Class Shares
     .    Rice, Hall, James Portfolios Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     .    Sirach Portfolios Institutional Class Shares
     .    Sirach Portfolios Institutional Service Class Shares
     .    Sterling Partners' Portfolios Institutional Class Shares
     .    Sterling Partners' Portfolios Institutional Service Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

     . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

     . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

  [LOGO OF UAM FUNDS APPEARS HERE]

  The TS&W Portfolios

  Institutional
  Class Shares




P R O S P E C T U S






                        , 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   9
Other Investment Policies..................................................  13
Investment Limitations.....................................................  19
Purchase of Shares.........................................................  20
Redemption of Shares.......................................................  23
Shareholder Services.......................................................  25
Valuation of Shares........................................................  25
Performance Calculations...................................................  26
Dividends, Capital Gains Distributions and Taxes...........................  27
Investment Adviser.........................................................  28
Adviser's Historical Performance...........................................  30
Administrative Services....................................................  35
Distributor................................................................  35
Portfolio Transactions.....................................................  36
General Information........................................................  36
UAM Funds -- Institutional Class Shares....................................  38

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                              THE TS&W PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: THOMPSON, SIEGEL & WALMSLEY, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS --     , 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and invest-ment policies. The TS&W Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by Thompson, Siegel & Walmsley, Inc.

  TS&W BALANCED PORTFOLIO. The objective of the TS&W Balanced Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of estab-lished companies and investment grade fixed income securities.

  TS&W EQUITY PORTFOLIO. The objective of the TS&W Equity Portfolio is to pro-vide maximum long-term total return consistent with reasonable risk to princi-pal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W INTERNATIONAL EQUITY PORTFOLIO. The objective of the TS&W International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of com-mon stocks of primarily non-United States issuers on a world-wide basis.

  TS&W FIXED INCOME PORTFOLIO. The objective of the TS&W Fixed Income Portfo-lio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income se-curities of varying maturities.

  There can be no assurance that the Portfolios will achieve their stated ob-jective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-
rities and Exchange Commission. The SAI is dated     , 1997 and has been in-
corporated by reference into this Prospectus. For a free copy of the SAI con-tact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                             INT'L     FIXED
                                       BALANCED   EQUITY    EQUITY    INCOME
                                       PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
                                       --------- --------- --------- ---------
   Sales Load Imposed on
     Purchases........................   NONE      NONE      NONE      NONE
   Sales Load Imposed on Reinvested
     Dividends........................   NONE      NONE      NONE      NONE
   Deferred Sales Load................   NONE      NONE      NONE      NONE
   Redemption Fees....................   NONE      NONE      NONE      NONE
   Exchange Fees......................   NONE      NONE      NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               INT'L     FIXED
                                         BALANCED   EQUITY    EQUITY    INCOME
                                         PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
                                         --------- --------- --------- ---------
   Investment Advisory Fees.............   0.65%     0.75%     1.00%     0.45%
   Administrative Fees..................   0.19%     0.17%     0.17%     0.19%
   12b-1 Fees...........................    NONE      NONE      NONE      NONE
   Distribution Costs...................    NONE      NONE      NONE      NONE
   Other Expenses.......................   0.29%     0.11%     0.19%     0.15%
                                           -----     -----     -----     -----
   Total Operating Expenses ............   1.13%*    1.03%*    1.36%*    0.79%*
                                           =====     =====     =====     =====

-----------

* The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, annualized Total Operating Expenses of the International Equity Portfolio would be 1.37%. The annualized Total Operating Expenses for the Equity and Fixed Income Portfolios would not dif-fer. The Balanced Portfolio has not yet begun operations.

  The table above shows various expenses an investor in the Portfolios would bear directly or indirectly. The expenses and fees listed above are based on the Equity, International Equity and Fixed Income Portfolios' operations dur-ing the fiscal year ended October 31, 1996, except that Administrative Fees are restated to reflect current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.) The fees and expenses set forth above for the Balanced Port-folio are estimated amounts for its first year of operations assuming average net assets of $25 million.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Balanced Portfolio...........................  $12     $36       *        *
   Equity Portfolio.............................  $11     $33     $57     $126
   International Equity Portfolio...............  $14     $43     $75     $164
   Fixed Income Portfolio.......................  $ 8     $25     $44     $ 98

-----------

* As the Balanced Portfolio is not yet operational, the Fund has not pro-jected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Thompson, Siegel & Walmsley, Inc. (the "Adviser"), an investment counseling firm founded in 1969, serves as investment adviser to the Fund's TS&W Portfo-lios. The Adviser presently manages $4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent invest-ments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends, except the Fixed Income Portfolio, which will do so monthly and the International Equity Portfolio, which will do so annually. Each Portfolio will distribute any realized net capital gains annu-ally. Distributions will be reinvested in Portfolio shares automatically un-less an investor elects to receive cash distributions. (See "DIVIDENDS, CAPI-TAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The fixed income securities held by the Balanced, Fixed Income and International Equity Portfolios will be af-fected by general changes in interest rates that may result in an increase or decrease in the value of the Portfolios. The value of fixed income securities held by the Portfolios can be expected to vary inversely with changes in in-terest rates: as interest rates decline, the market value of fixed income se-curities tends to increase and vice versa; (2) The International Equity Port-folio may invest a portion of its assets in derivatives including futures con-tracts, options on futures contracts and options. (See "OTHER INVESTMENT POLI-CIES."); (3) The Balanced and Fixed Income Portfolios may invest in securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. (See "INVESTMENT POLI-CIES -- BALANCED PORTFOLIO AND FIXED INCOME PORTFOLIO."); (4) Each Portfolio may invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic issuers. Since the International Equity Portfolio may invest in foreign issuers of developing countries, the Portfolio may be subject to additional risks associated with investments in developing countries. (See "OTHER INVESTMENT POLICIES."); (5) Although the In-ternational Equity Portfolio intends to emphasize investments in larger, more seasoned or established companies, the Portfolio may invest in companies with market capitalizations of $500 million or less. Investments in such small cap-italization companies are more vulnerable to financial and other risks than larger capitalization companies and the securities of such small capitaliza-tion companies may involve a higher degree of risk and price volatility than investments in the general equity markets; (6) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High turnover may re-sult in additional costs and the realization of capital gains. (See "OTHER IN-VESTMENT POLICIES."); (7) Each Portfolio may use various investment practices, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide financial highlights for a share outstanding throughout each of the periods presented. The tables are part of the Portfo-lios' Financial Statements included in the Portfolios' 1996 Annual Report to Shareholders. The Financial Statements are incorporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated in the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders. As of the date of this Prospectus, the Balanced Portfolio had not commenced operations.

                             TS&W EQUITY PORTFOLIO

                               JULY 17,**
                                 1992 TO        YEARS ENDED OCTOBER 31,
                               OCTOBER 31,  ----------------------------------
                                  1992       1993     1994     1995     1996
                               -----------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period......................    $10.00     $  9.65  $ 11.02  $ 11.23  $ 12.47
                                 ------     -------  -------  -------  -------
Income From Investment
 Operations:
Net Investment Income........      0.02        0.14     0.19     0.23     0.26
Net Realized & Unrealized
 Gain (Loss).................     (0.35)       1.36     0.33     1.34     2.34
                                 ------     -------  -------  -------  -------
Total From Investment
 Operations..................     (0.33)       1.50     0.52     1.57     2.60
                                 ------     -------  -------  -------  -------
Distributions:
Net Investment Income........     (0.02)      (0.13)   (0.18)   (0.22)   (0.26)
Net Realized Gain............       --          --     (0.13)   (0.11)   (0.33)
                                 ------     -------  -------  -------  -------
Total Distributions..........     (0.02)      (0.13)   (0.31)   (0.33)   (0.59)
                                 ------     -------  -------  -------  -------
Net Asset Value, End of
 Period......................    $ 9.65     $ 11.02  $ 11.23  $ 12.47  $ 14.48
                                 ======     =======  =======  =======  =======
Total Return.................     (3.30)%+    15.62%    4.82%   14.32%   21.45%
                                 ======     =======  =======  =======  =======
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).................    $7,233     $30,953  $38,379  $60,352  $81,554
Ratio of Expenses to Average
 Net Assets..................      1.25%*      1.22%    1.10%    1.01%    1.01%
Ratio of Net Investment
 Income to Average Net
 Assets......................      1.25%*      1.51%    1.74%    2.04%    1.93%
Portfolio Turnover Rate......        17%         23%      23%      17%      40%
Average Commission Rate#.....       N/A         N/A      N/A      N/A  $0.0692
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share...........    $ 0.02         N/A      N/A      N/A      N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................       N/A         N/A      N/A     0.99%    1.01%

-----------
*  Annualized.
** Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

                                     DECEMBER 18,**       YEARS ENDED
                                        1992 TO           OCTOBER 31,
                                      OCTOBER 31,   --------------------------
                                          1993       1994     1995      1996
                                     -------------- -------  -------  --------
Net Asset Value, Beginning of
 Period............................     $ 10.00     $ 12.54  $ 13.85  $  13.22
                                        -------     -------  -------  --------
Income From Investment Operations:
Net Investment Income..............        0.05        0.07     0.13      0.10
Net Realized & Unrealized Gain
 (Loss)............................        2.49        1.29    (0.31)     1.04
                                        -------     -------  -------  --------
Total From Investment Operations...        2.54        1.36    (0.18)     1.14
                                        -------     -------  -------  --------
Distributions:
Net Investment Income..............          --       (0.05)   (0.09)    (0.14)
Net Realized Gain..................          --          --    (0.36)       --
                                        -------     -------  -------  --------
Total Distributions................                   (0.05)   (0.45)    (0.14)
                                        -------     -------  -------  --------
Net Asset Value, End of Period.....     $ 12.54     $ 13.85  $ 13.22  $  14.22
                                        =======     =======  =======  ========
Total Return.......................       25.40%+     10.87%    1.11%     8.71%
                                        =======     =======  =======  ========
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).......................     $28,030     $49,362  $77,553  $103,339
Ratio of Expenses to Average Net
 Assets............................        1.37%*      1.38%    1.32%     1.35%
Ratio of Net Investment Income to
 Average Net Assets................        1.02%*      0.70%    1.29%     0.84%
Portfolio Turnover Rate............          11%         30%      23%       25%
Average Commission Rate#...........         N/A         N/A      N/A  $ 0.0015
Voluntary Waived Fees and Expenses
 Assumed by the Adviser Per Share..     $  0.02         N/A      N/A       N/A
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..         N/A         N/A     1.30%     1.34%

-----------
*  Annualized.
** Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                          TS&W FIXED INCOME PORTFOLIO

                               JULY 17,**
                                 1992 TO       YEARS ENDED OCTOBER 31
                               OCTOBER 31, -----------------------------------
                                  1992      1993     1994      1995     1996
                               ----------- -------  -------   -------  -------
Net Asset Value, Beginning of
 Period......................    $10.00    $ 10.09  $ 10.75   $  9.60  $ 10.42
                                 ------    -------  -------   -------  -------
Income From Investment Opera-
 tions:
Net Investment Income........      0.06       0.44     0.47      0.56     0.56
Net Realized & Unrealized
 Gain (Loss).................      0.07       0.68    (1.05)     0.82    (0.12)
                                 ------    -------  -------   -------  -------
Total From Investment Opera-
 tions.......................      0.13       1.12    (0.58)     1.38     0.44
                                 ------    -------  -------   -------  -------
Distributions:
Net Investment Income........     (0.04)     (0.46)   (0.47)    (0.56)   (0.56)
Net Realized Gain............        --         --    (0.10)       --       --
                                 ------    -------  -------   -------  -------
Total Distributions..........     (0.04)     (0.46)   (0.57)    (0.56)   (0.56)
                                 ------    -------  -------   -------  -------
Net Asset Value, End of Peri-
 od..........................    $10.09    $ 10.75  $  9.60   $ 10.42  $ 10.30
                                 ======    =======  =======   =======  =======
Total Return.................      1.31%+    11.31%   (5.46)%   14.73%    4.40%
                                 ======    =======  =======   =======  =======
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).................    $9,385    $28,987  $32,118   $46,677  $61,692
Ratio of Expenses to Average
 Net Assets..................      1.30%*     1.15%    1.02%     0.76%    0.77%
Ratio of Net Investment In-
 come to Average Net Assets..      4.70%*     4.39%    4.73%     5.56%    5.50%
Portfolio Turnover Rate......         5%        83%      27%       25%      59%
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share...........    $ 0.02        N/A      N/A       N/A      N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................       N/A        N/A      N/A      0.75%    0.77%

-----------
 * Annualized.
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

                             INVESTMENT OBJECTIVES

  BALANCED PORTFOLIO. The objective of the Balanced Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's as-sets in a diversified portfolio of common stocks of established companies and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market condi-tions warrant. A typical asset mix for the Portfolio, however, is expected to be 55% common stocks, 35% fixed income securities and 10% cash equivalents. Cash equivalent investments will be maintained when deemed appropriate by the Adviser. The Portfolio's total return will consist of both income and capital return, the relative proportions of which will vary according to the Portfo-lio's underlying investments.

  EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maxi-mum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets in a diversified portfolio of common stocks of relatively large companies with above-average financial characteristics in terms of balance sheet strength and profitability levels, and which, in the Adviser's opinion, are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

  INTERNATIONAL EQUITY PORTFOLIO. The objective of the International Equity Portfolio is to provide maximum long-term total return consistent with reason-able risk to principal. The Adviser intends to pursue this objective by in-vesting the Portfolio's assets in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis. Under normal cir-cumstances, the Adviser will emphasize established companies in individual foreign markets and attempt to stress companies and markets which, in its opinion, are undervalued. Capital return is expected to be the predominant component of the Portfolio's return.

  FIXED INCOME PORTFOLIO. The objective of the Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Port-folio's assets primarily in investment grade fixed income securities of vary-ing maturities. These include securities of the U.S. Government and its agen-cies, corporate bonds, collateralized mortgage obligations ("CMOs"), mortgage-backed securities, and various short term instruments such as commercial pa-per, Treasury bills and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.

                              INVESTMENT POLICIES

  BALANCED PORTFOLIO. The Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies combined with the Adviser's asset allocation decisions. The Bal-anced Portfolio seeks to achieve its objective by investing in a combination of stocks, bonds, and other short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 55% equities, 35% fixed income securities and 10% cash equivalents. However, depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed ap-propriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is expected to be 25% to 40% of the Portfolio, and the range of exposure to equity securities is expected to be 40% to 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stocks.

  The Fund intends to request permission from the Securities and Exchange Com-mission ("SEC") to invest up to 15% of the total assets of the Balanced Port-folio in the International Equity Portfolio. If the Fund's request is granted, the Balanced Portfolio may invest in shares of the International Equity Port-folio in addition to, or as an alternative to, investing in shares of foreign based companies.

  Equity and fixed income securities are selected using approaches identical to those set forth below under "Investment Policies" for the Equity Portfolio and the Fixed Income Portfolio.

  EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by in-vesting at least 65% of its assets under normal circumstances in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets and in companies with market capitalizations that exceed $300 million. Although the Equity Portfolio's holdings are drawn primarily from large company common stocks, the Portfolio may also invest in equity se-curities of other issuers and equity securities of issuers in a wide variety of industries when deemed appropriate by the Adviser. The Portfolio may also invest in convertible bonds or convertible preferred stocks.

  The Adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the Adviser prefers to invest in stocks of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet are attractively valued relative to the market. Normally, the Portfo-lio will be diversified and contain quality securities on balance.

  The Adviser's stock selection process combines an economic top-down approach with valuation and fundamental analysis. Through economic analysis, the Ad-viser attempts to assess which areas of the economy are expected to exhibit relative strength. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through valuation analysis, the Adviser at-tempts to seek out sectors, industries and companies in the market which rep-resent areas of undervaluation. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional mea-sures of value including price/earnings ratios, price to book ratios and divi-dend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser at-tempts to purchase stocks of companies which should benefit from economic trends which are attractively valued relative to their fundamentals and other companies in the market.

  Securities are sold when economic, valuation, and fundamental criteria are no longer met, when more attractive alternatives are found, or when risk free returns from cash equivalents appear to be more attractive.

  As risks in the marketplace increase, cash reserves can be used for defen-sive purposes. Under normal circumstances, it is anticipated that cash re-serves will represent a relatively small percentage of the Portfolio's assets as market timing is not a part of the Adviser's investment strategy.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored American Depositary Receipts ("ADRs"). (See "FOR-EIGN INVESTMENTS.")

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio seeks to achieve its objective by investing primarily in a diversified Portfolio of common stocks of non-United States issuers on a worldwide basis. Generally, the International Equity Portfolio will invest in equity securities of estab-lished companies listed on U.S. or foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although larger, more sea-soned or established companies will be emphasized, investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convertible preferred stocks, and fixed income securities of governments, government agencies, supranational agencies and companies when the Adviser be-lieves the potential for total return will equal or exceed that available from investments in equity securities. These debt securities include those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Fixed income securi-ties also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary in-vestment. Similarly, the Portfolio may invest in cash equivalents for tempo-rary defensive purposes and for liquidity. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio may pur-chase and sell options on any of these securities.

  The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. In the process of selecting securities, the Adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States.

  The Portfolio, to a limited extent, may enter into futures contracts and may purchase and sell put and call options on such contracts for hedging purposes. The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. See "OTHER INVESTMENT POLICIES" for a discussion of these policies and a de-scription of special considerations and risks associated with investments in foreign issues.

  FIXED INCOME PORTFOLIO. The Fixed Income Portfolio seeks to achieve its ob-jective by investing at least 65% of its assets in a diversified mix of in-vestment grade fixed income securities of varying maturities including securi-ties of the U.S. Government and its agencies, corporate bonds, CMOs, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills and certificates of deposit.

  Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB may possess speculative character-istics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  It is the Adviser's intention that the Portfolio's investments will be lim-ited to the investment grades described above. However, up to 20% of the Port-folio's assets may consist of securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgement, maintaining a position in the securities is warranted. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judge-ment, the retention of securities is warranted. In addition, the Adviser may invest in preferred stocks and convertible securities. In the case of convert-ible securities, the conversion privilege may be exercised but the common stocks received will be sold.

  Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The fol-lowing are excerpts from the Moody's and S&P definitions for speculative grade debt obligations:

  MOODY'S:--Ba rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small."

  S&P:--BB rated bonds have "less near-term vulnerability to default" than B or CCC rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B rated bonds have a "greater vulnerability to default" than BB rated bonds and the ability to pay interest or principal will likely be impaired by adverse business condi-tions.

  Credit quality of bonds in such ratings categories can change unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. It is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objectives. The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The structure of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expectations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, an inter-nally generated outlook for the direction of interest rates is formulated and the maturity/duration of the Portfolio will be adjusted to reflect the Advis-er's outlook. Under normal market conditions, the weighted maturity range over a complete economic cycle will shift between six and twelve years. The dura-tion range over a similar time period will be four to six years.

  The Adviser also attempts to emphasize relative values within selected matu-rity ranges. Interest rate spreads between different quality ranges, by types of issues and within coupon areas are monitored, and the Portfolio will be structured to take advantage of relative values within these areas. Marketability of indi-vidual issues and diversification within the Portfolio will be emphasized.

  While the Adviser anticipates that the majority of the assets of the Portfo-lio will be U.S. dollar denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corpo-rations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S & P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quali-ty.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be managed through stringent secu-rity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio may engage in these types of purchases in order to buy secu-rities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the Equity, International Equity and Fixed Income Portfolios is not anticipated to exceed 150%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Equity, International Equity and Fixed Income Portfolios' historical portfolio turnover rates. It is expected that the annual portfolio turnover rates for the equity and fixed income portions of the Balanced Portfolio will be 35% and 50%, respectively.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio, provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve special considerations not typi-cally associated with investing in U.S. companies. Since the securities of foreign companies are normally denominated in foreign currencies, the Portfo-lio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conver-sions between various currencies.

  The International Equity Portfolio may invest a portion of its assets in de-veloping countries. The economies of individual developing countries may dif-fer favorably or unfavorably from the United States economy in growth of gross domestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self sufficiency and balance of payments position. Economies of developing countries generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers, ex-change controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been or may continue to be adversely affected by economic conditions in the countries with which they trade.

  The International Equity Portfolio may invest in forward foreign currency exchange contracts in order to protect against uncertainty in the level of fu-ture foreign exchange rates in the purchase and sale of investment securities. This Portfolio may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts, which protect the value of this Portfolio's investment securities against a decline in the value of a curren-cy, do not eliminate fluctuations caused by changes in the local currency prices of the securities. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might be realized should the value of such currency in-crease.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgements against foreign issuers.

  Although the Portfolio will endeavor to achieve the most favorable execution costs in portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising its investments.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested and to reduce transaction costs, the In-ternational Equity Portfolio may invest in stock and bond futures and interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce this Portfolio's overall transaction costs.

  The International Equity Portfolio will not enter into futures contract transactions provided that immediately thereafter, the sum of its initial mar-gin deposits on open contracts exceeds 5% of the market value of its total as-sets. In addition, this Portfolio will not enter into futures contracts pro-vided that its outstanding obligations to purchase securities under these con-tracts in combination with its outstanding obligations with respect to options transactions would exceed 5% of its total assets. The International Equity Portfolio will engage in futures and/or options transactions only for hedging purposes and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid second market. In the opinion of the Fund's Board of Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transac-tions traded on national exchanges and for which there appears to be a liquid secondary market.

DURATION
  Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in ad-dition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

INTEREST RATES AND CURRENCY SWAPS
  The International Equity Portfolio may enter into interest rate and/or cur-rency swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed income instrument for the interest income gener-ated by another fixed income instrument. The currency swaps in which this Portfolio will engage will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency.

  The use of interest rate swaps involves investment techniques and risks dif-ferent from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

  The International Equity Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to pro-tect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Since a segregated account is main-tained with respect to all interest rate and currency swaps, the Adviser be-lieves that such obligations do not constitute senior securities (as defined in the 1940 Act) and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or in-stitutional trading market in such securities exists, these restricted securi-ties are not treated as illiquid securities for purposes of a Portfolio's in-vestment limitations. A Portfolio will invest no more than 10% of its net as-sets in illiquid securities. The prices realized from the sales of these secu-rities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except (1) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, including repurchase agree-ments; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily mar-ketable, will not exceed 10% of the Portfolio's total assets (15% for the Balanced Portfolio), or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, as amended, or the rules and regulations or interpretations of the SEC thereunder;

  (f) (1) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets (33 1/3% for the Balanced Portfolio) valued at the lower of market or cost, and (2) a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Balanced Portfolio) of its total assets at fair market value.

  The investment objective of each Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of that Portfolio. All of the above investment limitations are fundamental for the Equity, International Equity and Fixed Income Portfolios. With respect to the Balanced Portfolio, only limitations (a), (b), (d), (e) and (f.1) are fun-damental. A fundamental investment limitation may be changed only with the ap-proval of the holders of a majority of the outstanding shares of that Portfo-lio. A non-fundamental one may be changed by the Fund's Board of Directors upon reasonable notice to investors. The Portfolios' investment policies de-scribed in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be determined by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it, together with a check pay-able to UAM Funds, to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name__________________
                          Your Account Number___________________
                           Your Account Name___________________
                          Wire Control Number___________________

  . Forward a completed Application to the UAM Funds Service Center at the address shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions out-lined above. When making additional investments, be sure that your account number, account name, and the selected Portfolio are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of the exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are not subject to any restrictions upon their sale by the Port-folio under the Securities Act of 1933, or otherwise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address redemption requests to the UAM Funds Service Center. Requests to re-deem shares must include:

  . share certificates, if issued;

  . a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other supporting legal documents, if required in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven business days af-ter receipt the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind for ex-changes. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. For a copy of the Prospectus for the Portfolio(s) in which you are interested, contact the UAM Funds Service Center. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of resi-dence. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the ex-change privilege at any time.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. ET will be proc-essed as of the close of business on the same day. Requests received after 4 p.m. ET will be processed on the next business day. The Board of Directors may limit the frequency and amount of exchanges permitted.

  For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. For a free copy contact the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Balanced and Equity Portfolios will normally distribute substantially all of their net investment income (for tax purposes) to shareholders in quar-terly dividends. The International Equity Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to share-holders in an annual dividend. The Fixed Income Portfolio declares dividends daily and will normally distribute substantially all of its net investment in-come (for tax purposes) to shareholders in monthly dividends. If any net capi-tal gains are realized, each Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of each Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Thompson, Siegel & Walmsley, Inc. is a Virginia corporation formed in 1969 and is located at 5000 Monument Avenue, Richmond, Virginia 23230. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and prof-it-sharing plans, 401(k) and thrift plans, trusts, estates and other institu-tions and individuals. As of the date of this Prospectus, the Adviser had $4 billion in assets under management. For further information on Thompson, Siegel & Walmsley's investment services, please call (804) 353-4500.

  The Thompson, Siegel & Walmsley, Inc. team of investment professionals is as follows:

  JOHN T. SIEGEL, CFA -- Managing Director -- Princeton University, B.A., 1961; U.S. Navy, Officer, 1961-1965; University of Virginia Graduate School of Business Administration, M.B.A., 1967; Chartered Financial Analyst; Chartered Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

  MATTHEW G. THOMPSON, CFA -- Managing Director -- Washington & Lee Universi-ty, B.S. Commerce, 1964; University of Virginia Graduate School of Business Administration, M.B.A., 1966; Chartered Financial Analyst; Chartered Invest-ment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

  JERRY W. JENKINS -- Senior Vice President -- Hampden-Sydney College, B.A. Economics, 1967; National Graduate Trust School, Northwestern University, 1972; The Executive Program, The Darden School, University of Virginia, 1982; Thompson, Siegel & Walmsley, Inc. 1993 -- Present.

  HORACE P. WHITWORTH, II, CFA, CPA -- Vice President -- University of Virgin-ia, B.S. Commerce, 1978; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986 -- Present.

  PAUL A. FERWERDA, CFA -- Vice President -- Auburn University, B.S. Finance, 1979; Duke University, Fuqua School of Business, M.B.A., 1982; Chartered Fi-nancial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1987 -- Present.

  PETER D. HARTMAN, CFA -- Vice President -- University of North Carolina, B.S. Business Administration, 1975; State University of New York, M.A., 1980; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1991 -- Pres-ent.

  CHARLES A. GOMER, III -- Vice President -- University of North Carolina, Chapel Hill, A.B., 1971; University of Richmond, M.S., 1978; Thompson, Siegel & Walmsley, Inc. 1991 -- Present.

  G.D. ROTHENBERG, CFA -- Vice President -- University of Virginia, B.A., 1975; UCLA Graduate School of Management, M.B.A., 1979; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1992 -- Present.

  ELIZABETH CABELL JENNINGS, CFA -- Vice President -- The College of William and Mary, B.A. Economics, 1985; Chartered Financial Analyst; Chartered Invest-ment Counsel; Thompson, Siegel & Walmsley, Inc., 1986 -- Present.

  ALAN C. ASHWORTH, CFA -- Vice President -- The College of William and Mary, B.B.A. Management, 1985; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1987 -- Present.

  STUART R. DAVIES, CFA -- Vice President -- Birmingham-Southern College, B.S. Chemistry/Economics, 1985; Virginia Commonwealth University, M.S. Finance, 1994; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc. 1992 -- Present.

  JOHN G. JORDAN, III, CFA -- Portfolio Manager/Analyst -- University of Vir-ginia, B.S., Commerce, 1990; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1991 -- Present.

  J. SHELTON HORSLEY, IV, Portfolio Manager/Analyst -- University of Virginia, B.A., 1985; University of Virginia, M.B.A., 1991; Thompson, Siegel & Walmsley, Inc., 1994 -- Present.

  BRANDON H. HARRELL, CFA -- Portfolio Manager/Analyst -- Wake Forest Univer-sity, B.A. Economics, 1982; George Mason University, M.B.A., 1990; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1996 --Present.

  Investment committees are primarily responsible for the day-to-day manage-ment of the Balanced, Equity and Fixed Income Portfolios. G.D. Rothenberg and Stuart R. Davies are primarily responsible for the day-to-day management of the

International Equity Portfolio and have been since its inception in December of 1992. Prior to joining the Adviser in 1992, Mr. Davies served in the capac-ities of Vice President, Portfolio Manager and Securities Analyst at Capito-line Investment Services, Inc. Prior to joining the Adviser in 1992, Mr. Roth-enberg was involved in international investment management at Scudder, Stevens & Clark, Inc.

  Under Investment Advisory Agreements with the Fund dated as of November 25,
1991, November 3, 1992 and    , 1997, the Adviser manages the investment and
reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, each Portfolio pays the Ad-viser an annual fee, in monthly installments. The fee is calculated by apply-ing the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.65%
   Equity Portfolio....................................................... 0.75%
   International Equity Portfolio......................................... 1.00%
   Fixed Income Portfolio................................................. 0.45%

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrange-ments are in effect, they are made generally available to all qualified serv-ice providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Equity Portfolio. The performance data for the man-aged accounts is net of all fees and expenses. The investment returns of the Equity Portfolio may differ from those of the separately managed accounts be-cause such separately managed accounts may have fees and expenses that differ from those of the Equity Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Equity Portfolio or the return an investor might achieve by investing in the Equity Portfolio.

             THOMPSON, SIEGEL & WALMSLEY, INC. -- EQUITY COMPOSITE

              (PERCENTAGE RETURNS -- NET OF MANAGEMENT FEES)

                                                   THOMPSON, SIEGEL &
   ONE YEAR PERIOD THROUGH:                          WALMSLEY, INC.   S&P 500
   ------------------------                        ------------------ -------
   12/31/90.......................................         0.80 %      (3.30)%
   12/31/91.......................................        26.90 %      30.40 %
   12/31/92.......................................         8.50 %       7.60 %
   12/31/93.......................................        14.40 %      10.10 %
   12/31/94.......................................        (0.70)%       1.30 %
   12/31/95.......................................        30.30 %      37.60 %
   12/31/96.......................................        21.90 %      23.00 %
   Annualized through 12/31/96....................        14.01 %      14.38 %
   Cumulative through 12/31/96....................       150.42 %     156.12 %
   Seven-Year Mean (1/1/90-12/31/96)..............        14.59 %      15.24 %
   Value of $1 invested during 7 years (12/31/89-
     12/31/96)....................................        $2.50        $2.56

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on December 31, 1989 had grown to $2.50 by December 31, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown was 0.48% or 48 basis points. During the period, fees on the Adviser's individual ac-counts ranged from 1.0% to 0.20% (100 basis points to 20 basis points). Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Fixed Income Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Fixed Income Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Fixed Income Portfolio. Further, the separately managed accounts are not subject to investment limitations, diver-sification requirements and other restrictions imposed by the Investment Com-pany Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results pre-sented are not intended to predict or suggest the return to be experienced by the Fixed Income Portfolio or the return an investor might achieve by invest-ing in the Fixed Income Portfolio.

          THOMPSON, SIEGEL & WALMSLEY, INC. -- FIXED INCOME COMPOSITE

              (PERCENTAGE RETURNS -- NET OF MANAGEMENT FEES)

                                                               LEHMAN BROTHERS
                                            THOMPSON, SIEGEL &   GOVERNMENT/
   ONE YEAR PERIOD THROUGH:                   WALMSLEY, INC.   CORPORATE INDEX
   ------------------------                 ------------------ ---------------
   12/31/90................................        8.90 %           8.30 %
   12/31/91................................       16.60 %          16.10 %
   12/31/92................................        8.30 %           7.60 %
   12/31/93................................       10.60 %          11.00 %
   12/31/94................................       (3.40)%          (3.50)%
   12/31/95................................       18.20 %          19.20 %
   12/31/96................................        3.10 %           2.90 %
   Annualized through 12/31/96.............        8.68 %           8.56 %
   Cumulative through 12/31/96.............       79.05 %          77.75 %
   Seven-Year Mean (1/1/90-12/31/96).......        8.90 %           8.80 %
   Value of $1 invested during 7 years
     (12/31/89-12/31/96)...................       $1.79            $1.78

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on December 31, 1989 had grown to $1.79 by December 31, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representa-tive of securities similar to those invested in by the Adviser for the pur-pose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown was 0.50% or 50 basis points. During the period, fees on the Adviser's individual ac-counts ranged from 1.0% to 0.20% (100 basis points to 20 basis points). Net returns to investors vary depending on the management fee.

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Balanced Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment re-turns of the Balanced Portfolio may differ from those of the separately man-aged accounts because such separately managed accounts may have fees and ex-penses that differ from those of the Balanced Portfolio. Further, the sepa-rately managed accounts are not subject to investment limitations, diversifi-cation requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results pre-sented are not intended to predict or suggest the return to be experienced by the Balanced Portfolio or the return an investor might achieve by investing in the Balanced Portfolio.

          THOMPSON, SIEGEL & WALMSLEY, INC.--BALANCED COMPOSITE

               (PERCENTAGE RETURNS--NET OF MANAGEMENT FEES)

                                                               S&P 500 INDEX/
                                                              LEHMAN BROTHERS
                                                                GOVERNMENT/
                                           THOMPSON, SIEGEL & CORPORATE INDEX/
ONE YEAR PERIOD THROUGH:                     WALMSLEY, INC.   CASH EQUIVALENTS
------------------------                   ------------------ ----------------
12/31/90..................................         4.70 %            2.10 %
12/31/91..................................        20.60 %           22.80 %
12/31/92..................................         7.60 %            7.20 %
12/31/93..................................        11.90 %            9.70 %
12/31/94..................................        (1.50)%           (0.10)%
12/31/95..................................        23.00 %           27.60 %
12/31/96..................................        13.40 %           13.90 %
Annualized through 12/31/96...............        11.10 %           11.49 %
Cumulative through 12/31/96...............       108.88 %          114.07 %
Seven-Year Mean (1/1/90-12/31/96).........        11.39 %           11.89 %
Value of $1 invested during 7 years
  (12/31/89-12/31/96).....................        $2.09             $2.14

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Ad-ministration Institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, in-cluding cash, cash equivalents, short term investments, and securities val-ued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on December 31, 1989 had grown to $2.09 by December 31, 1996.

3. The SEVEN-YEAR MEAN is the arithmetic average of the annual returns for the years listed.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is an unmanaged index which assumes reinvestment of dividends and is generally considered representa-tive of securities similar to those invested in by the Adviser for the pur-pose of the composite performance numbers set forth above.

6. The Adviser's average annual management fee over the period shown was % or basis points. During the period, fees on the Adviser's individual ac-
   counts ranged from 1.0% to 0.20% (100 basis points to 20 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           ----
   Balanced Portfolio..................................................... 0.06%
   Equity Portfolio....................................................... 0.06%
   International Equity Portfolio......................................... 0.06%
   Fixed Income Portfolio................................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined Fund assets;
  0.11 of 1% of the next $800 million of combined Fund assets;
  0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors may create additional Portfolios and Classes of shares at its discretion.

  The shares of each Portfolio and Class of the Fund are fully paid and nonas-sessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights which means that the holders of more than 50% of the shares vot-ing for the election of Directors can elect 100% of the Directors. A share-holder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank is Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Balanced Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                 APPLICATION
                          INSTITUTIONAL CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds               Express Mail: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------
--------------------------------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ---------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Owner's Social Security Number


     ---------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------
     Beneficiary's Name

            -
     -------------------------              ------------------------------
     Taxpayer's ID                          Date of Trust Agreement


 [_] Corporation, Partnership or Other Entity

     Type:   [_] Corp.    [_] Partnership      [_] Other


     ---------------------------------------------------------------------
     Name of Corp. or Other Entity

            -                                [_] Exempt [_] Non-Exempt
     ---------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------
     City                        State                         Zip Code

     (      )                            (      )
     --------------------------------    ---------------------------------
     Daytime Phone                       Evening Phone

     Citizenship: [_] U.S.  [_] Resident-    [_] Non-      ---------------
                                Alien            Resident  Specify Country
                                                 Alien

--------------------------------------------------------------------------------
  3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

____________________________________________________       $______
____________________________________________________       $______
                                                TOTAL      $______
--------------------------------------------------------------------------------
  4  METHOD OF PAYMENT
--------------------------------------------------------------------------------
 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  5  DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

--------------------------------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address

                                 (      )
------------------------------   ----------------------------------------------
Account Number                   Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
  7  OPTIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                                 Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                     Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address

--------------------------------------------------------------------------------
  8  SIGNATURE(S)
--------------------------------------------------------------------------------
[_] I/We have full authority and legal capacity to purchase Fund shares.
[_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
[_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
    A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
    B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------------   ----------------------
Signature (Owner, Trustee, etc.)                        Date

-----------------------------------------------------   ----------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

--------------------------------------------------------------------------------
  9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address               City                 State                 Zip Code
--------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                            APPLICATION INSTRUCTIONS
--------------------------------------------------------------------------------
         IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE
         PLEASED TO HELP YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
--------------------------------------------------------------------------------

 1 NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:
                 ++
 . individual      +     Supply the Social Security Number of the
 . joint tenants   ++    registered account owner who is to be taxed.
                  +
                 ++

                 ++
 . a trust         +
 . a corporation,  +     Supply the Taxpayer Identification Number of
  partnership,    ++    the legal entity or organization that will
  organization,   +     report income and/or capital gains.
  fiduciary       +
                 ++

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


 2 Your Mailing Address. Please be sure to provide us with the address at which you wish to receive your mail.


 3 Your Investment. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.


 4 Establishing Your Account.
   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.

 5 Receiving Your Dividends and Capital Gains. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.


 6 Telephone Redemption and Exchange. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.

 7 Employment Information. It is required by the National Association of Se-curities Dealers, Inc. to request this information.

 8 Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

   .an individual, the individual should sign

   .joint tenants, both should sign

   .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

   .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

 9 Interested Party/Broker-Dealer. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

   REGULAR MAIL: UAM Funds P.O. Box 2798 Boston, MA 02208-2798

   EXPRESS MAIL: UAM Funds 73 Tremont Street, 9th Floor Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

  UAM Funds Service Center

  c/o Chase Global Funds Services Company

  P.O. Box 2798

  Boston, MA 02208-2798

  1-800-638-7983

  Investment Adviser
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230
  (804) 353-4500

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

      , 1997

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 45

                                     PART B

The following Statement of Additional Information is included in this Post-Effective Amendment No. 45:

     .    TS&W Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:

     .    McKee Portfolios Institutional Class shares

The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 43 filed on Janunary 3, 1997:

     .    Acadian Portfolios Institutional Class Shares
     .    C & B Portfolios Institutional Class Shares
     . DSI Portfolios Institutional Class Shares and DSI Disciplined Value Portfolio Institutional Service Class Shares
     . FMA Small Company Portfolio Institutional Class Shares and Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares
     .    ICM Equity and ICM Small Company Portfolios Institutional Class Shares
     . NWQ Portfolios Institutional Class Shares and Institutional Service Class Shares
     .    Rice, Hall, James Portfolios Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     . Sirach Portfolios Institutional Class Shares and Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios Institutional Service Class Shares
     . Sterling Partners' Portfolios Institutional Class Shares and Institutional Service Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

     . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

     . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                    PART B

                                  UAM FUNDS

-------------------------------------------------------------------------------

                               TS&W PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

            STATEMENT OF ADDITIONAL INFORMATION --          , 1997

  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the
TS&W Portfolios' Institutional Class Shares dated          , 1997. To obtain
the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   8
Shareholder Services.......................................................   9
Investment Limitations.....................................................  10
Management of the Fund.....................................................  12
Investment Adviser.........................................................  14
Portfolio Transactions.....................................................  16
Administrative Services....................................................  17
Performance Calculations...................................................  18
General Information........................................................  22
Financial Statements.......................................................  23
Appendix -- Description of Securities and Ratings.......................... A-1

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the TS&W Balanced, TS&W Equity, TS&W International Equity and TS&W Fixed Income Portfolios (the "TS&W Portfolios") as set forth in the TS&W Prospectus:

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other ex-tensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails finan-cially. These risks are similar to the ones involved with repurchase agree-ments as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable de-posits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan association collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Ad-ministration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennes-see Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS
  The TS&W International Equity Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Com-modity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Bro-kerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open posi-tions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The TS&W Interna-tional Equity Portfolio expects to earn interest income on its margin depos-its.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in in-terest rates. The TS&W International Equity Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The TS&W International Equity Portfolio will only sell futures contracts to protect securities it owns against price declines or pur-chase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio ex-pects that approximately 75% of its futures contracts purchases will be "com-pleted", that is, equivalent amounts of related securities will have been pur-chased or are being purchased by the Portfolio upon sale of open futures con-tracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the TS&W International Equity Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission ex-penses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying se-curities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
  The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its ini-tial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
  The TS&W International Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid sec-ondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the TS&W International Equity Portfolio would con-tinue to be required to make daily cash payments to maintain its required mar-gin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inabil-ity to close futures positions also could have an adverse impact on the Port-folio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the TS&W International Equity Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the TS&W International Equity Portfo-lio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bank-ruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
  Except for transactions the TS&W International Equity Portfolio has identi-fied as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss rec-ognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, conse-quently, the nature of the gain or loss on such securities upon disposition.

  In order for the TS&W International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities of foreign currencies or other income derived with re-spect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfo-lio's fiscal year, and which are recognized for tax purposes, will not be con-sidered gains on securities held for less than three months for the purposes of the 30% test.

  The TS&W International Equity Portfolio will distribute to shareholders an-nually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distri-butions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

OPTIONS
  The TS&W International Equity Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options in-volve some of the same considerations that are involved in connection with in-vestments in futures contracts (e.g., the existence of a liquid secondary mar-ket). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

                              PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $2,500 with certain exceptions for select cus-tomers of the Adviser and Directors, officers and employees of the Fund and the Adviser. Other investment minimums are: initial IRA investment, $500; ini-tial spousal IRA investment, $250; minimum additional investment for all ac-counts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price com-puted on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998; and Presidents' Day, February 16, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming share-holder would normally incur brokerage expenses if these securities were con-verted to cash.

  No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemp-tion.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be ac-cepted from any eligible guarantor institution which participates in a signa-ture guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Serv-ices" in the Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each TS&W Portfolio may be exchanged for In-stitutional Class Shares of any other TS&W Portfolio. In addition, Institu-tional Class Shares of each TS&W Portfolio may be exchanged for any other In-stitutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder, and the reg-istration of the two accounts will be identical. Requests for exchanges re-ceived prior to 4:00 p.m. Eastern Time (ET) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be processed on the next business day. Neither the Fund nor CGFSC will be respon-sible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the

Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            INVESTMENT LIMITATIONS

  Each TS&W Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to sharehold-ers. Investment limitations (2), (3), (5), (6), (8), (9), (12) and (13) are classified as fundamental. A Portfolio's fundamental investment limitation cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. These restrictions supplement the investment objectives and policies set forth in the Prospectus. Each TS&W Portfolio will not:

   (1) invest in commodities except that the TS&W International Equity Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets is required as de-posit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

   (2) make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limita-tion described in (10) below) which are publicly distributed, or
        (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not in-consistent with the 1940 Act or the rules and regulations or inter-pretations of the Commission thereunder;

   (3) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
        (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options and futures (for the TS&W International Equity Portfolio) or repurchase transactions;

   (4)  purchase on margin or sell short except as specified in (1) above;

   (5) purchase more than 10% of any class of the outstanding voting securi-ties of any issuer;

   (6) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

   (7) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) borrow money, except from banks and as a temporary measure for ex-traordinary or emergency purposes, and then, in no event, in excess of 10% of the Portfolio's gross assets (33 1/3% for the Balanced Portfolio) valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

   (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets (33 1/3% for the Balanced Portfolio) at fair market value;

  (10) underwrite the securities of other issuers or invest more than an ag-gregate of 10% of the net assets of the Portfolio (15% for the Balanced Portfolio), determined at the time of investment, in securities subject to legal or contractual re-strictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  (11) invest for the purpose of exercising control over management of any company;

  (12) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years; and

  (13) acquire any securities of companies within one industry if, as a re-sult of such acquisition, more than 25% of the value of a Portfo-lio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no lim-itation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years. As of January 31, 1997, the Di-rectors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

 JOHN T. BENNETT, JR.     Director of the Fund; President of Squam Investment
 College Road-RFD 3       Management Company, Inc. and Great Island Investment
 Meredith, NH 03253       Company, Inc.; President of Bennett Management
 Age: 67                  Company from 1988 to 1993.

 PHILIP D. ENGLISH        Director of the Fund; President and Chief Executive
 16 West Madison Street   Officer of Broventure Company, Inc.; Chairman of the
 Baltimore, MD 21201      Board of Chektec Corporation and Cyber Scientific,
 Age: 47                  Inc.

 WILLIAM A. HUMENUK       Director of the Fund; Partner in the Philadelphia
 4000 Bell Atlantic Tower office of the law firm Dechert Price & Rhoads;
 1717 Arch Street         Director, Hofler Corp.
 Philadelphia, PA 19103
 Age: 54

 NORTON H. REAMER*        Director, President and Chairman of the Fund;
 One International Place  President, Chief Executive Officer and a Director of
 Boston, MA 02110         United Asset Management Corporation; Director,
 Age: 60                  Partner or Trustee of each of the Investment
                          Companies of the Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief Investment
 One Financial Center     Officer of Dewey Square Investors Corporation since
 Boston, MA 02111         1988; Director and Chief Executive Officer of H.T.
 Age: 52                  Investors, Inc., formerly a subsidiary of Dewey
                          Square.

 WILLIAM H. PARK*         Vice President of the Fund; Executive Vice President
 One International Place  and Chief Financial Officer of United Asset
 Boston, MA 02110         Management Corporation.
 Age: 49

 GARY L. FRENCH*          Treasurer of the Fund; President of UAM Fund
 211 Congress Street      Services, Inc. and UAM Fund Distributors, Inc.; Vice
 Boston, MA 02110         President of Operations, Development and Control of
 Age: 45                  Fidelity Investments in 1995; Treasurer of the
                          Fidelity Group of Mutual Funds from 1991 to 1995.

 ROBERT R. FLAHERTY* Assistant Treasurer of the Fund; Vice President of UAM
 211 Congress Street Fund Services, Inc.; former Manager of Fund Administration
 Boston, MA 02110    and Compliance of Chase Global Fund Services Company from
 Age: 32             1995 to 1996; Deloitte & Touche LLP from 1985 to 1995,
                     formerly Senior Manager.

 GORDON M. SHONE*    Assistant Treasurer of the Fund; Vice President of Fund
 73 Tremont Street   Administration and Compliance of Chase Global Funds
 Boston, MA 02108    Services Company; formerly Senior Audit Manager of Coopers
 Age: 40             & Lybrand LLP from 1983 to 1996.

 MICHAEL DEFAO*      Secretary of the Fund; Vice President and General Counsel
 211 Congress Street of UAM Fund Services, Inc. and UAM Fund Distributors,
 Boston, MA 02110    Inc.; Associate Attorney of Ropes & Gray (a law firm) from
 Age: 28             1993 to 1995.

 KARL O. HARTMANN*   Assistant Secretary of the Fund; Senior Vice President and
 73 Tremont Street   General Counsel of Chase Global Funds Services Company;
 Boston, MA 02108    Senior Vice President, Secretary and General Counsel of
 Age: 42             Leland, O'Brien, Rubinstein Associates, Inc. from November
                     1990 to November 1991.
-----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $5,100 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The fol-lowing table shows aggregate compensation paid to each of the Fund's unaffili-ated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director
J. Edward Day ..........     $25,463               0                 0              $30,500
 Former Director
Philip D. English ......     $25,463               0                 0              $30,500
 Director
William A. Humenuk .....     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES
  As of January 31, 1997 the following persons or organizations held of record or beneficially 5% or more of the shares of the TS&W Portfolios:

  TS&W International Equity Portfolio: Riverside Health Care Foundation, 606 Denbigh Boulevard, Suite 601, Newport News, VA, 9.2% and The Kennedy Founda-tion, 1700 Tower II, Corpus Christi, TX, 8.4%.

  TS&W Equity Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 13.8% and Larco/Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 12.6%.

  TS&W Fixed Income Portfolio: Lewis Gale Clinic, Inc., PS Fund E, 1802 Braeburn Dr., Salem, VA, 14%; Nationsbank of Virginia, NA, Trustee for C.B. Fleet Defined Benefit Plan, Crestar Bank, 919 E. Main Street, Rich-mond, VA, 7.9%* and Larco/Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 7.1%.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  Thompson, Siegel & Walmsley, Inc. (the "Adviser") is a wholly-owned subsidi-ary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has ac-quired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser's investment professionals work as a team in the development of equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength and studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation anal-ysis, the Adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional and fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other compa-nies in the market.

  The Adviser's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interac-tive economic top-down approach, valuation analysis, market structure analy-sis, and fundamental credit analysis. Economic analysis begins with an exami-nation of monetary policy, fiscal policy, and gross domestic product. An in-ternally generated outlook for the direction of interest rates is formulated, and the maturity/duration of portfolios will be established to reflect the Ad-viser's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index. Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis exam-ines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of in-terest rates to historical cycles in terms of interest rates, supply and de-mand trends, and investor sentiment. Extreme variance from the norm which cre-ates excessive risk or opportunity is often highlighted by this work, and portfolios are adjusted accordingly.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Johnson & Higgins, Cooper Tire & Rubber Co., Ames Co., Owens & Minor, Inc. and Butterick Company.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the TS&W Portfolios' average daily net assets for the month:

                                                                           RATE
                                                                           ----
   TS&W Balanced Portfolio................................................ 0.65%
   TS&W Equity Portfolio.................................................. 0.75%
   TS&W International Equity Portfolio.................................... 1.00%
   TS&W Fixed Income Portfolio............................................ 0.45%

  For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $262,000, $200,000 and $384,000, respectively. Effective November 1, 1994, the advisory fee changed for the TS&W Fixed Income Portfolio from an annual rate of 0.65% of average daily net assets to 0.45% of average daily net assets. For the fiscal years ended October 31, 1995 and 1996, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Eq-uity Portfolio paid advisory fees of approximately $373,000 and $541,000, $180,000 and $243,000, and $602,000 and $931,000, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Fund's TS&W Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to al-locate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place port-folio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,888,000, respectively.

  Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc. ("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Admin-istration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for 1994 and 1995 and the fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

  For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $65,000, $65,000 and $58,000, respective-ly. For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $78,000, $80,000 and $84,000, respective-ly. For the fiscal year ended October 31, 1996, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $106,549, $94,203, and $139,451, respec-tively. Of the fees paid during the year ended October 31, 1996, TS&W Equity Portfolio paid $80,746 to CGFSC and $25,803 to UAMFSI; TS&W Fixed Income Port-folio paid $80,008 to CGFSC and $12,895 to UAMFSI; and TS&W International Eq-uity Portfolio paid $106,703 to CGFSC and $32,748 to UAMFSI. The services pro-vided by the Administrator and the basis of the fees payable to the Adminis-trator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to illustrate past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quota-tions or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance in-formation computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the TS&W Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                              SINCE INCEPTION
                             ONE YEAR ENDED  THROUGH YEAR ENDED
                            OCTOBER 31, 1996  OCTOBER 31, 1996  INCEPTION DATE
                            ---------------- ------------------ --------------
TS&W Equity Portfolio......      21.45%            12.01%           7/17/92
TS&W Fixed Income
  Portfolio................       4.40%             5.86%           7/17/92
TS&W International Equity
  Portfolio................       8.71%            10.94%          12/18/92

  The Balanced Portfolio was not operational as of October 31, 1996. Accordingly, no total return figure is available.

  These figures are calculated according to the following formula:

  P (1 + T)n = ERV

where:

     P
     =  a hypothetical initial payment of $1,000
     T
     =  average annual total return
     n
     =  number of years
   ERV
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment.

  The current yield of a Portfolio is determined by dividing the net invest-ment income per share earned during a 30-day base period by the maximum offer-ing price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the TS&W Fixed Income Portfolio for the 30-day period ended on the date of the Financial Statements included herein is 5.79%.

  This figure is obtained using the following formula:

  Yield = 2 [(a -- b + 1)/6/ -- 1]
              ------
                  cd
where:

     a  =  dividends and interest earned during the period

     b  =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d  =  the maximum offering price per share on the last day of the period.

COMPARISONS

  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the per-formance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 secu-rities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Gov-ernment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 is-sues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced invest-ment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indi-ces. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or interna-tional governments and agencies. All issues are investment grade
       (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond In-dex and 55% Standard & Poor's 500 Stock Index, 35% Lehman Brothers Government/Corporate Index and 10% cash equivalents.

  (q)  CDA Mutual Fund Report published by CDA Investment Technologies,
       Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Fund's Portfo-lios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assur-ance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each TS&W Portfo-lio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on un-distributed income and capital gains. (See discussion under "Dividends, Capi-tal Gains Distributions and Taxes" in the Prospectus.) The amounts of any in-come dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net as-set value of such Portfolio by the per share amount of the dividend or distri-bution. Furthermore, such dividends or distributions, although in effect a re-turn of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income

Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capi-tal gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its invest-ors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In ad-dition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's an-nual gross income.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the TS&W Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1996 An-nual Report to Shareholders, and the report of Price Waterhouse LLP, independent accountants on the Financial Statements of the TS&W Portfolios, also appearing herein, are attached to this SAI.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
 Raytheon Co. .............................................. 15,910 $   783,568
-------------------------------------------------------------------------------
BANKS (6.7%)
 BankAmerica Corp. ......................................... 18,950   1,733,925
 Crestar Financial Corp. ................................... 10,795     663,893
 J.P. Morgan & Co. ......................................... 12,000   1,036,500
 National City Corp. ....................................... 20,300     880,512
 NationsBank Corp. ......................................... 12,500   1,178,125
                                                                    -----------
                                                                      5,492,955
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (10.1%)
 Archer-Daniels-Midland Co. ................................ 62,500   1,359,375
 CPC International, Inc. ................................... 23,570   1,859,084
 PepsiCo, Inc. ............................................. 37,850   1,121,306
 Procter & Gamble Co. ...................................... 22,000   2,178,000
 Unilever N.V.--New York Shares............................. 11,000   1,681,625
                                                                    -----------
                                                                      8,199,390
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (6.9%)
 Albany International Corp., Class A........................ 51,325   1,154,813
 BW/IP, Inc. ............................................... 45,895     619,583
 Caterpillar, Inc. ......................................... 15,000   1,029,375
 Goulds Pumps, Inc. ........................................ 18,975     436,425
 Ingersoll-Rand Co. ........................................ 17,700     736,763
 Keystone International, Inc. .............................. 36,935     664,830
 Trinity Industries, Inc. .................................. 28,280     979,195
                                                                    -----------
                                                                      5,620,984
-------------------------------------------------------------------------------
CHEMICALS (4.4%)
 Air Products & Chemical, Inc. ............................. 14,250     855,000
 Dow Chemical Co. .......................................... 21,720   1,688,730
 Nalco Chemical Co. ........................................ 28,840   1,049,055
                                                                    -----------
                                                                      3,592,785
-------------------------------------------------------------------------------
CONSTRUCTION (1.7%)
 Masco Corp. ............................................... 45,420   1,425,053
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.4%)
 Corning, Inc. ............................................. 50,500 $ 1,956,875
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.0%)
 International Flavors & Fragrances, Inc. .................. 40,000   1,655,000
-------------------------------------------------------------------------------
ELECTRONICS (8.4%)
 AMP, Inc. ................................................. 20,000     677,500
 Emerson Electric Co. ...................................... 10,050     894,450
 General Electric Co. ...................................... 15,490   1,498,658
 Hewlett-Packard Co. ....................................... 25,800   1,138,425
 Motorola, Inc. ............................................ 30,000   1,380,000
 Texas Instruments, Inc. ................................... 26,000   1,251,250
                                                                    -----------
                                                                      6,840,283
-------------------------------------------------------------------------------
ENERGY (10.7%)
 Chevron Corp. ............................................. 20,200   1,328,150
 Coastal Corp. ............................................. 20,670     888,810
 Dresser Industries, Inc. .................................. 39,550   1,300,206
 Elf Aquitaine ADR.......................................... 41,979   1,684,407
 Enron Corp. ............................................... 22,725   1,056,713
 Schlumberger Ltd. ......................................... 12,170   1,206,351
 Texaco, Inc. .............................................. 12,500   1,270,313
                                                                    -----------
                                                                      8,734,950
-------------------------------------------------------------------------------
HEALTH CARE (8.3%)
 Bristol-Myers Squibb Co. .................................. 18,775   1,985,456
 Columbia/HCA Healthcare Corp. ............................. 54,600   1,951,950
 Pfizer, Inc. .............................................. 12,700   1,050,925
 Schering-Plough Corp. ..................................... 27,740   1,775,360
                                                                    -----------
                                                                      6,763,691
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.3%)
 Bob Evans Farms, Inc. ..................................... 64,150     801,875
 McDonald's Corp. .......................................... 24,430   1,084,081
                                                                    -----------
                                                                      1,885,956
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
METALS (2.1%)
 Reynolds Metals Co. ....................................... 30,405 $ 1,710,280
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.5%)
 Chesapeake Corp. ..........................................  3,000      84,750
 International Paper Co. ................................... 46,400   1,983,600
                                                                    -----------
                                                                      2,068,350
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.5%)
 Duke Realty Investments, Inc. ............................. 25,000     862,500
 Liberty Property Trust..................................... 47,500   1,027,187
 Merry Land & Investment Co., Inc. ......................... 44,400     932,400
 United Dominion Realty Trust............................... 60,000     847,500
                                                                    -----------
                                                                      3,669,587
-------------------------------------------------------------------------------
RETAIL (2.0%)
 Nordstrom, Inc. ........................................... 10,000     360,000
 Wal-Mart Stores, Inc. ..................................... 48,000   1,278,000
                                                                    -----------
                                                                      1,638,000
-------------------------------------------------------------------------------
SERVICES (5.1%)
 Minnesota Mining & Manufacturing Co. ...................... 25,165   1,928,268
 WMX Technologies, Inc. .................................... 65,220   2,241,937
                                                                    -----------
                                                                      4,170,205
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Spring Industries, Inc., Class A........................... 12,375     558,421
-------------------------------------------------------------------------------
UTILITIES (11.1%)
 AT&T Corp. ................................................ 15,307     533,832
 Dominion Resources, Inc. .................................. 47,650   1,798,788
 GTE Corp. ................................................. 47,300   1,992,513
 MCI Communications Corp. .................................. 50,000   1,250,000
 Pacificorp................................................. 98,600   2,082,925
 Southern Co. .............................................. 61,000   1,349,624
                                                                    -----------
                                                                      9,007,682
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $63,574,346)......................         75,774,015
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.5%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $6,145,952,
   collateralized by $5,939,821 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-11/30/99,
   valued at $6,145,014 (COST $6,145,000).............. $6,145,000 $ 6,145,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $69,719,346)(A)................................             81,919,015
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)                                  (364,762)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $81,554,253
===============================================================================

+      See Note A to Financial Statements.
ADR    American Depositary Receipt
(a) The cost for federal income tax purposes was $69,720,889. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $12,198,126. This consisted of aggregate gross unrealized appreciation for all securities of $13,721,990 and aggregate gross unrealized depreciation for all securities of $1,523,864.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (57.0%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (19.5%)
 6.25%, 8/15/23.........................................  $3,900,000 $ 3,661,554
 7.125%, 2/15/23........................................   4,155,000   4,347,542
 8.125%, 8/15/19........................................   3,490,000   4,041,560
                                                                     -----------
                                                                      12,050,656
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (37.5%)
 4.375%, 11/15/96.......................................   1,175,000   1,174,706
 5.625%, 8/31/97........................................   2,250,000   2,251,867
 6.25%, 8/31/00.........................................   2,785,000   2,805,386
 6.375%, 7/15/99........................................   2,550,000   2,583,405
 6.50%, 8/15/05.........................................   5,850,000   5,911,893
 7.25%, 8/15/04.........................................   3,090,000   3,270,085
 7.50%, 11/15/01-5/15/02................................   3,610,000   3,836,261
 8.00%, 5/15/01.........................................   1,235,000   1,328,514
                                                                     -----------
                                                                      23,162,117
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $34,750,803).....              35,212,773
--------------------------------------------------------------------------------
AGENCY SECURITIES (27.1%)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.1%)
 6.50%, 2/1/03..........................................   3,075,903   3,054,639
 7.00%, 3/1/11..........................................   2,737,527   2,739,223
 8.00%, 2/1/23..........................................   2,827,998   2,894,593
                                                                     -----------
                                                                       8,688,455
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION (13.0%)
 Various Pools:
  6.50%, 3/15/26........................................   3,425,796   3,276,798
  7.50%, 1/15/07........................................       1,418       1,422
  7.50%, 12/15/22.......................................   1,954,876   1,960,804
  9.00%, 8/15/24........................................   2,606,556   2,766,010
  12.50%, 11/15/13......................................       5,784       6,527
                                                                     -----------
                                                                       8,011,561
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES
  (COST $16,520,611)....................................              16,700,016
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (13.6%)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.0%)
***CIT Group Holdings 5.56%, 5/2/97.....................  $1,425,000 $ 1,425,527
   Countrywide Funding Corp. 8.25%, 7/15/02.............     915,000     976,762
   Fleet/Norstar Group 8.125%, 7/1/04...................     655,000     700,032
                                                                     -----------
                                                                       3,102,321
--------------------------------------------------------------------------------
INDUSTRIAL (8.6%)
***Ford Motor Credit Co. 5.61%, 5/20/97.................   1,970,000   1,970,965
***G.E. Capital Corp. 5.43%, 8/11/97....................   2,205,000   2,205,000
   General Motors Acceptance Corp.
   7.625%, 2/15/97......................................   1,100,000   1,105,346
                                                                     -----------
                                                                       5,281,311
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
  (COST $8,350,344).....................................               8,383,632
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.0%)
 Chase Securities, Inc., 5.58% dated 10/31/96, due
   11/1/96, to be repurchased at $591,092,
   collateralized by $571,267 of various U.S. Treasury
   Notes, 5.875%-7.75%, due 3/31/99-11/30/99, valued at
   $591,001 (COST $591,000).............................     591,000     591,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%)
  (COST $60,212,758)(A)                                               60,887,421
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)                                      804,857
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $61,692,278
================================================================================

+   See Note A to Financial Statements.
*** Variable/Floating rate security--rate disclosed is as of October 31, 1996.
(a) The cost for federal income tax purposes was $60,244,205. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $643,216. This consisted of aggregate gross unrealized appreciation for all securities of $814,589 and aggregate gross unrealized depreciation for all securities of $171,373.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
--------------------------------------------------------------------------------
ARGENTINA (0.9%)
 YPF S.A. ADR.............................................   40,000 $    910,000
--------------------------------------------------------------------------------
AUSTRALIA (3.0%)
 Brambles Industries Ltd. ................................  106,000    1,755,704
 WMC Ltd. ................................................  207,994    1,307,143
                                                                    ------------
                                                                       3,062,847
--------------------------------------------------------------------------------
AUSTRIA (1.0%)
 Flughafen Wien AG........................................   20,100      990,943
--------------------------------------------------------------------------------
BRAZIL (0.8%)
 #Usiminas S.A. ADS.......................................   84,000      861,000
--------------------------------------------------------------------------------
FRANCE (5.8%)
 Banque Paribas...........................................   19,251    1,239,399
 Castorama Dubois.........................................    5,396      923,936
 Cie Generale des Eaux....................................   11,156    1,333,865
 Elf Aquitaine............................................   12,463      997,001
 Elf Aquitaine ADR........................................    3,227      129,483
 Valeo S.A. ..............................................   22,000    1,320,809
                                                                    ------------
                                                                       5,944,493
--------------------------------------------------------------------------------
GERMANY (7.5%)
 adidas AG................................................   17,000    1,432,111
 Bayerische Motoren Werke AG..............................    1,750    1,025,603
 Mannesmann AG............................................    3,681    1,434,945
 *Schmalbach Lubeca AG....................................    8,000    1,598,943
 *Tarkett AG..............................................   34,000      736,977
 Veba AG..................................................   28,000    1,495,369
                                                                    ------------
                                                                       7,723,948
--------------------------------------------------------------------------------
HONG KONG (7.1%)
 HSBC Holdings plc........................................  126,833    2,583,675
 Hutchison Whampoa Ltd. ..................................  250,000    1,746,058
 Sun Hung Kai Properties Ltd. ............................  150,000    1,707,257
 Swire Pacific Ltd., Class A..............................  150,000    1,324,095
                                                                    ------------
                                                                       7,361,085
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INDIA (0.9%)
 *Indian Opportunities Fund Ltd. .........................   80,000 $    692,800
*++(S)Oryx (India) Fund Ltd. (acquired 4/26/95-6/16/95,
   Cost $419,550).........................................   40,000      200,000
                                                                    ------------
                                                                         892,800
--------------------------------------------------------------------------------
ISRAEL (0.7%)
 Scitex Corp., Ltd. ......................................   71,000      701,125
--------------------------------------------------------------------------------
ITALY (1.3%)
 WEBS--Italy..............................................  100,000    1,381,250
--------------------------------------------------------------------------------
JAPAN (19.6%)
 Canon, Inc. .............................................   97,000    1,859,316
 Credit Saison Co., Ltd. .................................   60,000    1,387,497
 Dai-Tokyo Fire & Marine Insurance Co., Ltd. .............  249,000    1,556,661
 East Japan Railway Co. ..................................      300    1,379,583
 Hitachi Ltd. ............................................  143,000    1,269,938
 Ito-Yokado Co., Ltd. ....................................   20,000      998,857
 Japan Associated Finance Co., Ltd. ......................    6,000      494,329
 *Japan OTC Equity Fund, Inc. ............................  100,000      750,000
 *Kobe Steel Ltd. ........................................  474,000    1,125,297
 Kyocera Corp. ...........................................   19,000    1,254,638
 Maezawa Kyuso Industries Co. ............................   43,000      979,249
 Mitsubishi Heavy Industries Ltd. ........................  223,000    1,715,686
 Mitsui & Co., Ltd. ......................................  199,000    1,609,778
 Nomura Securities Co., Ltd. .............................   90,000    1,487,734
 Sony Corp. ..............................................   15,000      900,817
 Yamatake-Honeywell Co., Ltd. ............................   90,000    1,511,474
                                                                    ------------
                                                                      20,280,854
--------------------------------------------------------------------------------
KOREA (2.6%)
 Korea Electric Power Corp. ADR...........................   82,000    1,476,000
 Samsung Electronics......................................    4,000      282,039
 *Samsung Electronics (New)...............................   13,000      891,383
                                                                    ------------
                                                                       2,649,422
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA (2.7%)
 Carlsberg Brewery (Malaysia) Bhd. .......................   90,000 $    630,641
 Malayan Banking Bhd. ....................................  125,000    1,237,134
 Metacorp Bhd. ...........................................  320,000      975,456
                                                                    ------------
                                                                       2,843,231
--------------------------------------------------------------------------------
MEXICO (0.8%)
 Panamerican Beverages, Inc., Class A.....................   20,000      872,500
--------------------------------------------------------------------------------
NETHERLANDS (3.7%)
 *ASM Lithography Holding N.V. ...........................   17,000      611,114
 ING Groep N.V. ..........................................   35,538    1,107,879
 Philips Electronics N.V. ................................   24,000      845,778
 Royal PTT Nederland N.V. ................................   20,228      731,922
 Royal PTT Nederland N.V. ADR.............................   16,053      579,915
                                                                    ------------
                                                                       3,876,608
--------------------------------------------------------------------------------
NORWAY (1.6%)
 Schibsted ASA............................................  110,000    1,681,667
--------------------------------------------------------------------------------
SINGAPORE (2.8%)
 Clipsal Industries Ltd. .................................  274,000      876,800
 Datacraft Asia Ltd. .....................................  948,000    1,109,160
 Keppel Corp., Ltd. ......................................  118,000      879,784
                                                                    ------------
                                                                       2,865,744
--------------------------------------------------------------------------------
SPAIN (2.3%)
 ENDESA...................................................   22,800    1,396,283
 Repsol S.A. ADR..........................................   31,500    1,027,688
                                                                    ------------
                                                                       2,423,971
--------------------------------------------------------------------------------
SWEDEN (7.1%)
 Astra AB, Class B........................................   31,500    1,439,276
 Electrolux AB, Series B..................................   15,000      836,151
 Ericsson (LM) ADR........................................   67,000    1,850,875
 Sparbanken Sverige AB, Class A...........................  110,000    1,742,362
 Stora Kopparbergs Bergslags AB, Class A..................  109,000    1,427,701
                                                                    ------------
                                                                       7,296,365
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SWITZERLAND (6.0%)
 ABB AG (Bearer).................................            1,380 $  1,707,780
 CS Holding AG (Registered)......................           12,000    1,200,285
 Magazine Zum Globus (Participating
   Certificates).................................            2,200    1,108,541
 Nestle S.A. (Registered)........................              600      652,670
 Societe Generale de Surveillance Holding S.A.
   (Bearer)......................................              695    1,580,296
                                                                   ------------
                                                                      6,249,572
-------------------------------------------------------------------------------
 THAILAND (1.5%)
 Siam Cement Public Co., Ltd. (Foreign)..........           21,000      718,399
 Thai Farmers Bank Public Co., Ltd. .............          154,000      851,864
                                                                   ------------
                                                                      1,570,263
-------------------------------------------------------------------------------
 UNITED KINGDOM (14.1%)
 British Airport Authority plc...................          131,458    1,064,199
 *Flextech plc...................................          183,000    1,831,340
 Geest plc.......................................          200,000      862,420
 Glaxo Wellcome plc..............................          101,700    1,595,294
 Marks & Spencer plc.............................          102,844      862,681
 Psion plc.......................................          185,000    1,271,866
 Rolls-Royce plc.................................          409,857    1,693,982
 RTZ Corp. plc (Registered)......................           78,227    1,250,639
 TI Group plc....................................          179,165    1,657,397
 TransTec plc....................................          750,000    1,397,364
 Unilever plc....................................           50,000    1,050,363
                                                                   ------------
                                                                     14,537,545
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS
   (COST $87,033,089)............................                    96,977,233
-------------------------------------------------------------------------------
                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
 CONVERTIBLE BONDS (2.0%)
-------------------------------------------------------------------------------
 FRANCE (0.1%)
 Castorama Dubois Investisse,
   3.15%, 1/1/03.................................  FRF      21,500       49,814
-------------------------------------------------------------------------------
 JAPAN (1.9%)
 Denso Corp., Series 4, 1.60%, 12/20/02..........  JPY 120,000,000    1,552,097
 Sony Corp., Series 3, 1.40%, 9/30/03............       41,000,000      458,560
                                                                   ------------
                                                                      2,010,657
-------------------------------------------------------------------------------
 TOTAL CONVERTIBLE BONDS
   (COST $2,141,517).............................                     2,060,471
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                        NO. OF
                                                       WARRANTS     VALUE+
------------------------------------------------------------------------------
 WARRANTS (0.8%)
------------------------------------------------------------------------------
 INDIA (0.0%)
 *(S)Oryx (India) Fund Ltd., expiring 12/31/99 (ac-
   quired 4/26/95, Cost $0)..........................      6,000 $      1,200
------------------------------------------------------------------------------
 UNITED STATES (0.8%)
  *Merrill Lynch & Co., expiring 5/15/97.............     82,500      825,000
------------------------------------------------------------------------------
 TOTAL WARRANTS (COST $590,862)......................                 826,200
------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (3.9%)
------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (3.9%)
  Chase Securities, Inc., 5.58% dated 10/31/96, due
     11/1/96, to be repurchased at $4,001,620,
     collateralized by $3,867,408 of various U.S.
     Treasury Notes, 5.875%-7.75%, due 3/31/99-
     11/30/99, valued at $4,001,009 (COST
     $4,001,000)..................................... $4,001,000    4,001,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.5%)
   (COST $93,766,468)(A).............................             103,864,904
------------------------------------------------------------------------------
 OTHER ASSETS AND
   LIABILITIES (-0.5%)...............................                (525,612)
------------------------------------------------------------------------------
 NET ASSETS (100%)...................................            $103,339,292
==============================================================================

+     See Note A to Financial Statements.
*     Non-Income Producing Security.
++    Security is deemed illiquid.
#     144A Security--Certain conditions for public resale may exist.
(S) Restricted as to public resale. Value of restricted securities at October 31, 1996 was $201,200 or 0.19% of net assets. (Cost $419,550)
ADR   American Depositary Receipt
ADS   American Depositary Shares
FRF   French Franc
JPY   Japanese Yen
(a) The cost for federal income tax purposes was $93,767,668. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $10,097,236. This consisted of aggregate gross unrealized appreciation for all securities of $15,290,129 and aggregate gross unrealized depreciation for all securities of $5,192,893.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

  At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                         ASSETS     VALUE
--------------------------------------------------------------------------------
Aerospace & Defense.......................................   1.1%  $  1,109,160
Automotive................................................   5.4      5,592,492
Basic Resources...........................................   6.2      6,403,484
Beverages, Food & Tobacco.................................   2.3      2,365,561
Capital Equipment.........................................   6.5      6,682,418
Consumer Durables.........................................   4.8      5,001,624
Electronics...............................................   9.3      9,580,721
Energy....................................................   5.8      6,035,540
Financial Services........................................  16.8     17,351,571
Manufacturing.............................................   0.6        611,114
Metals....................................................   1.3      1,307,143
Multi-Industry............................................   4.6      4,727,549
Paper & Packaging.........................................   2.9      3,026,644
Pharmaceuticals...........................................   1.5      1,595,294
Broadcast and Publishing..................................   1.6      1,681,667
Real Estate...............................................   1.6      1,707,257
Repurchase Agreement......................................   3.9      4,001,000
Retail....................................................   2.5      2,545,851
Services..................................................  13.1     13,531,515
Technology................................................   1.9      1,972,991
Telecommunications........................................   1.8      1,850,875
Textiles & Apparel........................................   1.4      1,432,111
Transportation............................................   2.3      2,355,038
Utilities.................................................   1.3      1,396,284
--------------------------------------------------------------------------------
  Total Investments....................................... 100.5%  $103,864,904
Other Assets and Liabilities (Net)........................  (0.5)      (525,612)
--------------------------------------------------------------------------------
  Net Assets.............................................. 100.0%  $103,339,292
================================================================================

   The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                                        TS&W          TS&W
                                            TS&W        FIXED     INTERNATIONAL
                                           EQUITY      INCOME        EQUITY
                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost
   $69,719,346; $60,212,758;
   $93,766,468)......................... $81,919,015 $60,887,421  $103,864,904
 Foreign Currency, at Value
   (Cost $44,048).......................         --          --         43,536
 Cash...................................         819         841           601
 Receivable for Investments Sold........   1,003,885         --            --
 Dividends Receivable...................     129,532         --         56,047
 Receivable for Portfolio Shares Sold...         --          --         25,000
 Foreign Withholding Tax Reclaim
   Receivable...........................         --          --         93,568
 Interest Receivable....................         952     874,468         7,138
 Other Assets...........................       2,597       1,952         4,481
-------------------------------------------------------------------------------
  Total Assets..........................  83,056,800  61,764,682   104,095,275
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......   1,385,550         --        570,731
 Payable for Investment Advisory Fees...      51,084      23,040        87,155
 Payable for Portfolio Shares Redeemed..      25,500         --          1,010
 Payable for Administrative Fees........      10,873       8,777        14,655
 Payable for Dividends Declared.........         --        7,172           --
 Payable for Directors' Fees............         831         772           897
 Payable for Custodian Fees.............         --        2,793        50,512
 Other Liabilities......................      28,709      29,850        31,023
-------------------------------------------------------------------------------
  Total Liabilities.....................   1,502,547      72,404       755,983
-------------------------------------------------------------------------------
NET ASSETS.............................. $81,554,253 $61,692,278  $103,339,292
================================================================================
NET ASSETS CONSIST OF:
 Paid in Capital........................ $62,505,535 $61,195,037  $ 91,852,160
 Undistributed (Distributions in Excess
   of) Net Investment Income............     189,956      (6,544)      750,393
 Accumulated Net Realized Gain (Loss)...   6,659,093    (170,878)      638,815
 Unrealized Appreciation................  12,199,669     674,663    10,097,924
-------------------------------------------------------------------------------
NET ASSETS.............................. $81,554,253 $61,692,278  $103,339,292
================================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
   par value) (Authorized 25,000,000)...   5,631,690   5,987,577     7,265,075
 Net Asset Value, Offering and
   Redemption Price Per Share........... $     14.48 $     10.30  $      14.22
================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                                           TS&W         TS&W
                                              TS&W        FIXED     INTERNATIONAL
                                             EQUITY       INCOME       EQUITY
                                            PORTFOLIO   PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................  $ 1,820,562  $      --    $1,903,724
 Interest................................      296,742   3,381,434      310,420
 Less: Foreign Taxes Withheld............          --          --      (176,359)
---------------------------------------------------------------------------------
  Total Income...........................    2,117,304   3,381,434    2,037,785
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B........      540,514     242,726      931,429
 Administrative Fees--Note C.............      106,549      94,203      139,451
 Registration and Filing Fees............       22,560      24,087       25,425
 Custodian Fees--Note D..................       13,269      12,399      110,537
 Audit Fees..............................       13,098      14,103       14,144
 Legal Fees..............................       11,432      10,008       12,811
 Printing Fees...........................       11,281      11,061       11,010
 Directors' Fees--Note G.................        3,794       3,437        4,206
 Other Expenses..........................        7,525       5,261        9,152
---------------------------------------------------------------------------------
  Total Expenses.........................      730,022     417,285    1,258,165
 Expense Offset--Note A..................       (4,017)     (1,998)      (5,832)
---------------------------------------------------------------------------------
  Net Expenses...........................      726,005     415,287    1,252,333
---------------------------------------------------------------------------------
NET INVESTMENT INCOME....................    1,391,299   2,966,147      785,452
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.............................    6,684,146     497,684      702,725
 Foreign Exchange Transactions...........          --          --        (2,591)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN EXCHANGE
  TRANSACTIONS...........................    6,684,146     497,684      700,134
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON
  INVESTMENTS............................    5,430,617    (872,322)   5,859,381
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN EXCHANGE TRANSACTIONS..........   12,114,763    (374,638)   6,559,515
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................  $13,506,062  $2,591,509   $7,344,967
================================================================================

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,391,299  $ 1,016,359
 Net Realized Gain.....................................    6,684,146    1,569,008
 Net Change in Unrealized Appreciation/Depreciation....    5,430,617    4,326,710
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................   13,506,062    6,912,077
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,354,955)    (945,498)
 Net Realized Gain.....................................   (1,593,944)    (398,746)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,948,899)  (1,344,244)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   19,601,348   19,816,109
   --In Lieu of Cash Distributions.....................    2,760,308    1,299,007
 Redeemed..............................................  (11,716,080)  (4,710,423)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   10,645,576   16,404,693
----------------------------------------------------------------------------------
 Total Increase........................................   21,202,739   21,972,526
Net Assets:
 Beginning of Period...................................   60,351,514   38,378,988
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $189,956 and $153,612, respectively)......  $81,554,253  $60,351,514
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,434,829    1,707,150
  In Lieu of Cash Distributions........................      210,384      113,865
  Shares Redeemed......................................     (854,647)    (397,098)
----------------------------------------------------------------------------------
                                                             790,566    1,423,917
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Interest Income...................................  $ 2,966,147  $ 2,220,641
 Net Realized Gain (Loss)..............................      497,684     (318,472)
 Net Change in Unrealized Appreciation/Depreciation....     (872,322)   3,633,112
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................    2,591,509    5,535,281
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,959,603)  (2,221,202)
 In Excess of Net Investment Income....................       (6,544)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,966,147)  (2,221,202)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   17,967,704   11,492,927
   --In Lieu of Cash Distributions.....................    2,915,928    2,166,494
 Redeemed..............................................   (5,493,469)  (2,412,665)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   15,390,163   11,246,756
----------------------------------------------------------------------------------
 Total Increase........................................   15,015,525   14,560,835
Net Assets:
 Beginning of Period...................................   46,676,753   32,115,918
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
   net investment income of $(6,544) and $(561),
   respectively).......................................  $61,692,278  $46,676,753
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,763,847    1,159,426
  In Lieu of Cash Distributions........................      284,741      215,770
  Shares Redeemed......................................     (541,108)    (238,868)
----------------------------------------------------------------------------------
                                                           1,507,480    1,136,328
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    785,452  $   773,572
 Net Realized Gain (Loss).............................       700,134      (15,979)
 Net Change in Unrealized Appreciation/Depreciation...     5,859,381   (1,033,549)
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations........................................     7,344,967     (275,956)
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (847,432)    (325,659)
 Net Realized Gain....................................           --    (1,317,109)
----------------------------------------------------------------------------------
  Total Distributions.................................      (847,432)  (1,642,768)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................    21,166,664   32,153,751
   --In Lieu of Cash Distributions....................       837,181    1,640,933
 Redeemed.............................................    (2,715,197)  (3,684,934)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    19,288,648   30,109,750
----------------------------------------------------------------------------------
 Total Increase.......................................    25,786,183   28,191,026
Net Assets:
 Beginning of Period..................................    77,553,109   49,362,083
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $750,393 and $815,136, respectively).....  $103,339,292  $77,553,109
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     1,532,523    2,458,530
  In Lieu of Cash Distributions.......................        63,761      130,336
  Shares Redeemed.....................................      (196,067)    (289,115)
----------------------------------------------------------------------------------
                                                           1,400,217    2,299,751
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    JULY 17,**
                                    YEARS ENDED OCTOBER 31,           1992 TO
                                ----------------------------------  OCTOBER 31,
                                 1996     1995     1994     1993       1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $ 12.47  $ 11.23  $ 11.02  $  9.65    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income........     0.26     0.23     0.19     0.14      0.02
 Net Realized and Unrealized
   Gain (Loss)................     2.34     1.34     0.33     1.36     (0.35)
-------------------------------------------------------------------------------
  Total From Investment
    Operations................     2.60     1.57     0.52     1.50     (0.33)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.26)   (0.22)   (0.18)   (0.13)    (0.02)
 Net Realized Gain............    (0.33)   (0.11)   (0.13)     --        --
-------------------------------------------------------------------------------
  Total Distributions.........    (0.59)   (0.33)   (0.31)   (0.13)    (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD......................  $ 14.48  $ 12.47  $ 11.23  $ 11.02    $ 9.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN..................    21.45%   14.32%    4.82%   15.62%    (3.30)%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).................  $81,554  $60,352  $38,379  $30,953    $7,233
Ratio of Expenses to Average
  Net Assets..................     1.01%    1.01%    1.10%    1.22%     1.25%*
Ratio of Net Investment Income
  to Average Net Assets.......     1.93%    2.04%    1.74%    1.51%     1.25%*
Portfolio Turnover Rate.......       40%      17%      23%      23%       17%
Average Commission Rate #.....  $0.0692      N/A      N/A      N/A       N/A
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share...........      N/A      N/A      N/A      N/A    $ 0.02
Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.....................     1.01%    0.99%     N/A      N/A       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    JULY 17,**
                                   YEARS ENDED OCTOBER 31,            1992 TO
                               -----------------------------------  OCTOBER 31,
                                1996     1995     1994      1993       1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $ 10.42  $  9.60  $ 10.75   $ 10.09    $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income.......     0.56     0.56     0.47      0.44      0.06
 Net Realized and Unrealized
   Gain (Loss)...............    (0.12)    0.82    (1.05)     0.68      0.07
-------------------------------------------------------------------------------
  Total From Investment
    Operations...............     0.44     1.38    (0.58)     1.12      0.13
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......    (0.56)   (0.56)   (0.47)    (0.46)    (0.04)
 Net Realized Gain...........      --       --     (0.10)      --        --
-------------------------------------------------------------------------------
  Total Distributions........    (0.56)   (0.56)   (0.57)    (0.46)    (0.04)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.....................  $ 10.30  $ 10.42  $  9.60   $ 10.75    $10.09
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.................     4.40%   14.73%   (5.46)%   11.31%     1.31%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)................  $61,692  $46,677  $32,118   $28,987    $9,385
Ratio of Expenses to Average
  Net Assets.................     0.77%    0.76%    1.02%     1.15%     1.30%*
Ratio of Net Investment
  Income to Average Net
  Assets.....................     5.50%    5.56%    4.73%     4.39%     4.70%*
Portfolio Turnover Rate......       59%      25%      27%       83%        5%
-------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the
  Adviser Per Share..........      N/A      N/A      N/A       N/A    $ 0.02
Ratio of Expenses to Average
  Net Assets Including
  Expense Offsets............     0.77%    0.75%     N/A       N/A       N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                DECEMBER 18,**
                                    YEARS ENDED OCTOBER 31,        1992 TO
                                    --------------------------   OCTOBER 31,
                                      1996     1995     1994         1993
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................... $  13.22  $ 13.85  $ 12.54     $ 10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............     0.10     0.13     0.07        0.05
 Net Realized and Unrealized Gain
   (Loss)..........................     1.04    (0.31)    1.29        2.49
------------------------------------------------------------------------------
  Total From Investment
    Operations.....................     1.14    (0.18)    1.36        2.54
------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............    (0.14)   (0.09)   (0.05)        --
 Net Realized Gain.................      --     (0.36)     --          --
------------------------------------------------------------------------------
  Total Distributions..............    (0.14)   (0.45)   (0.05)        --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..... $  14.22  $ 13.22  $ 13.85     $ 12.54
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN.......................     8.71%    1.11%   10.87%      25.40%+
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands)...................... $103,339  $77,553  $49,362     $28,030
Ratio of Expenses to Average Net
  Assets...........................     1.35%    1.32%    1.38%       1.37%*
Ratio of Net Investment Income to
  Average Net Assets...............     0.84%    1.29%    0.70%       1.02%*
Portfolio Turnover Rate............       25%      23%      30%         11%
Average Commission Rate #.......... $ 0.0015      N/A      N/A         N/A
------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per
  Share............................      N/A      N/A      N/A     $  0.02
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................     1.34%    1.30%     N/A         N/A
------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were com-posed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the TS&W Portfolios are as follows:

    TS&W EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversi-fied portfolio of common stocks of relatively large companies.

    TS&W FIXED INCOME PORTFOLIO seeks to provide maximum long-term total re-turn with reasonable risk to principal, by investing primarily in invest-ment grade fixed income securities of varying maturities.

    TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States secu-rities exchange for which market quotations are readily available are val-ued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at a price not exceeding the current asked price nor less than the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed in-come securities, quotations from dealers, market transactions in compara-ble securities and various relationships

                                TS&W PORTFOLIOS
  between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other as-sets and securities for which no quotations are readily available is de-termined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Port-folio accrues such taxes as appropriate.

    At October 31, 1996, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes, of $139,432, which will expire on October 31, 2003. For the year ended October 31, 1996, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio utilized capital loss carryover for Federal income tax purposes of $517,685 and $63,911, respectively.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are

                                TS&W PORTFOLIOS
  translated into U.S. dollars on the date of valuation. The TS&W Interna-tional Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the TS&W International Eq-uity Portfolio's books and the U.S. dollar equivalent amounts actually re-ceived or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will nor-mally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Port-folio will normally distribute substantially all of its net investment in-come annually. Any realized net capital gains will be distributed annual-ly. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which

                                TS&W PORTFOLIOS
  may differ from generally accepted accounting principles. These differ-ences are primarily due to differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications as follows:

                                               UNDISTRIBUTED NET ACCUMULATED NET
   TS&W PORTFOLIOS                             INVESTMENT INCOME  REALIZED GAIN
   ---------------                             ----------------- ---------------
   Fixed Income...............................      $(5,983)         $5,983
   International Equity.......................       (2,763)          2,763

    Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain ex-penses are apportioned among the portfolios of the UAM Funds and AEW Com-mercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custo-dian fees for the Portfolios have been increased to include expense off-sets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory serv-ices to the Portfolios at a fee calculated at an annual rate of average daily net assets, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

                                TS&W PORTFOLIOS

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent serv-ices to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to re-ceive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administra-tion, fund accounting, dividend disbursing and transfer agent services. Pursu-ant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Serv-ices, Inc. earned the following amounts from the Portfolios as administrator, and paid the following portion to CGFSC:

                                                     ADMINISTRATION PORTION PAID
TS&W PORTFOLIOS                                           FEES        TO CGFSC
---------------                                      -------------- ------------
Equity..............................................    $70,091       $44,287
Fixed Income........................................     56,250        43,355
International Equity................................     91,421        58,673

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined

                                TS&W PORTFOLIOS
aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
TS&W PORTFOLIOS                                                        FEES
---------------                                                   --------------
Equity...........................................................    $36,458
Fixed Income.....................................................     37,953
International Equity.............................................     48,030

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accor-dance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the follow-ing:

                                                                       CUSTODIAN
TS&W PORTFOLIOS                                                          FEES
---------------                                                        ---------
Equity................................................................  $   --
Fixed Income..........................................................    1,758
International Equity..................................................   36,723

  As of October 31, 1996, all of these amounts are unpaid.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

TS&W PORTFOLIOS                                           PURCHASES     SALES
---------------                                          ----------- -----------
Equity.................................................. $36,001,486 $26,500,180
Fixed Income............................................   1,682,768   6,524,974
International Equity....................................  45,171,138  22,024,719

                                TS&W PORTFOLIOS

  Purchases and sales of long-term U.S. Government securities were $40,101,619 and $23,963,544, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Eq-uity Portfolio and the TS&W International Equity Portfolio.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Inter-est is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a com-mitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolios had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
TS&W PORTFOLIOS                                           SHAREHOLDERS OWNERSHIP
---------------                                           ------------ ---------
Equity...................................................       2        28.1%
Fixed Income.............................................       1        14.8%

  At October 31, 1996, the net assets of the TS&W International Equity Portfo-lio was substantially comprised of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated trans-actions as a result of, among other factors, the possibly lower level of gov-ernmental supervision and regulation of foreign securities markets and the pos-sibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and fi-nancial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  At October 31, 1996, the TS&W Equity Portfolio hereby designates $1,308,000, as a long-term capital gain dividend for the purpose of the dividend paid de-duction on its Federal income tax return.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio is 66.1%. Foreign taxes accrued during the fiscal year ended October 31, 1996 amounting to $176,000 for the TS&W International Equity Portfolio are expected to be passed through to the shareholders as for-eign tax credits on Form 1099--Dividend for the year ending December 31, 1996 which shareholders of these Portfolios will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,754,888 for the TS&W Interna-tional Equity Portfolio.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indi-cates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating catego-ries except in the AAA, CC, C, CI and D categories.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities represent an ownership interest in a pool of res-idential mortgage loans. These securities are designed to provide monthly pay-ments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mort-gagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their ob-ligations under the policies. Mortgage-backed securities issued by private is-suers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES
  Pools consist of whole mortgage loans or participations in loans. The major-ity of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, pools of variable rate mortgages (VRM), growing equity mort-gages (GEM), graduated payment mortgages (GPM) and other types where the prin-cipal and interest payment procedures vary may be purchased. VRM's are mort-gages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit stan-dards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through pri-vate mortgage insurance companies.

AVERAGE LIFE
  The average life of pass-through pools varies with the maturities of the un-derlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors in-cluding the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturi-ties or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES
  Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life as-sumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly pay-ments received by a Portfolio will increase its yield to shareholders, com-pared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES
  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide a monthly payment which consists of both in-terest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such secu-rities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Cor-poration (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the avail-ability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfo-lio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

  The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

  The principal Government guarantor of mortgage-backed securities is the Gov-ernment National Mortgage Association (GNMA). GNMA is a wholly-owned

U.S. Government corporation within the Department of Housing and Urban Devel-opment. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guar-anteed mortgages.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased will, however, be rated of investment grade quality by Moody's or S&P.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES
  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumen-tality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mort-gage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefi-nite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export-Import Bank of the United States, Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER
  Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usu-ally sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obliga-tions that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) li-quidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two addi-tional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the is-suer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the fac-tors considered by Moody's in assigning ratings are the following: (1) evalua-tion of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in rela-tion to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obliga-tions which may be present or may arise as a result of public interest ques-tions and preparations to meet such obligations.

V. DESCRIPTION OF BANK OBLIGATIONS
  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasona-bly orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certifi-cates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international com-mercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which uncondi-tionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS
  Investors should recognize that investing in foreign companies involves cer-tain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between vari-ous currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                     PART C

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 45

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (A)  Financial Statements

          Incorporated by reference to Post-Effective Amendment No. 43 (in Part
          A) for the classes of shares listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended October 31, 1996:

           Acadian International Equity Portfolio Institutional Class Shares (March 29, 1993)
           Acadian Emerging Markets Portfolio Institutional Class Shares (June 17, 1993)
           C & B Balanced Portfolio Institutional Class Shares (December 29, 1989)
           C & B Equity Portfolio Institutional Class Shares (May 15, 1990)
           DSI Disciplined Value Portfolio Institutional Class Shares (December 12, 1989)
           DSI Limited Maturity Bond Portfolio Institutional Class Shares (December 18, 1989)
           DSI Money Market Portfolio Institutional Class Shares (December 28, 1989)
           FMA Small Company Portfolio Institutional Class Shares (July 31, 1991)
           ICM Equity Portfolio Institutional Class Shares (October 1, 1993)
           ICM Fixed Income Portfolio Institutional Class Shares (November 3, 1992)
           ICM Small Company Portfolio Institutional Class Shares (April 19, 1989)
           McKee U.S. Government Portfolio Institutional Class Shares (March 2, 1995)
           McKee Domestic Equity Portfolio Institutional Class Shares (March 2, 1995)
           McKee International Equity Portfolio Institutional Class Shares (May 26, 1994)
           NWQ Balanced Portfolio Institutional Class Shares (August 2, 1994)
           NWQ Value Equity Portfolio Institutional Class Shares (September 21, 1994)
           NWQ Balanced Portfolio Institutional Service Class Shares (January 22, 1996)
           Rice, Hall, James Small Cap Portfolio Institutional Class Shares (July 1, 1994)
           Sirach Fixed Income Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Growth Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Short-Term Reserves Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Strategic Balanced Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Special Equity Portfolio Institutional Class Shares (October 2, 1989)
           Sirach Equity Portfolio Institutional Class Shares (July 1, 1996)
           Sirach Growth Portfolio Institutional Service Class Shares (March 22, 1996)
           Sirach Special Equity Portfolio Institutional Service Class Shares (March 22, 1996)
           SAMI Preferred Stock Income Portfolio Institutional Class Shares (June 23, 1992)
           Sterling Partners' Balanced Portfolio Institutional Class Shares (March 15, 1991)
           Sterling Partners' Equity Portfolio Institutional Class Shares (March 15, 1991)
           Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares (February 10, 1992)
           TS&W Equity Portfolio Institutional Class Shares (July 17, 1992)
           TS&W Fixed Income Portfolio Institutional Class Shares (July 17, 1992)
           TS&W International Equity Portfolio Institutional Class Shares (December 18, 1992)

           Included in Part B:

           The Financial Statements for the following Portfolios are included in this Post-Effective Amendment No. 45:

           TS&W Equity Portfolio Institutional Class Shares
           TS&W Fixed Income Portfolio Institutional Class Shares
           TS&W International Equity Portfolio Institutional Class Shares

           The Financial Statements for the following Portfolios are also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:

           McKee U.S. Government Portfolio Institutional Class Shares McKee Domestic Equity Portfolio Institutional Class Shares McKee International Equity Portfolio Institutional Class Shares

           The Financial Statements for the following Portfolios are also incorporated herein by reference to the Annual Reports for the Fund, each dated October 31, 1996, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, (Accession Number: 0000950109-96-008722):

           Acadian International Equity Portfolio
           Acadian Emerging Markets Portfolio
           C & B Balanced Portfolio
           C & B Equity Portfolio
           DSI Disciplined Value Portfolio
           DSI Limited Maturity Bond Portfolio
           DSI Money Market Portfolio
           FMA Small Company Portfolio
           ICM Equity Portfolio
           ICM Fixed Income Portfolio
           ICM Small Company Portfolio
           NWQ Balanced Portfolio
           NWQ Value Equity Portfolio
           Rice, Hall, James Small Cap Portfolio
           Sirach Fixed Income Portfolio
           Sirach Growth Portfolio
           Sirach Short-Term Reserves Portfolio
           Sirach Strategic Balanced Portfolio
           Sirach Special Equity Portfolio
           Sirach Equity Portfolio
           SAMI Preferred Stock Income Portfolio
           Sterling Partners' Balanced Portfolio
           Sterling Partners' Equity Portfolio
           Sterling Partners' Short-Term Fixed Income Portfolio

     The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1996 include:

           (a) Statement of Net Assets as of October 31, 1996;

           (b) Statement of Operations for the period ended October 31, 1996;

           (c) Statement of Changes in Net Assets for the period ended October 31, 1996;

           (d) Financial Highlights as of October 31, 1996;

           (e) Notes to Financial Statements; and

           (f) Report of Independent Accountants.

     (B)  EXHIBITS

          Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                                        INCORPORATED BY
      EXHIBIT                                       REFERENCE TO (LOCATION):
      -------                                       ------------------------

1.    Articles of Incorporation                 PEA#37
      A. Amendments                             PEA#37
      B. Articles Supplementary                 PEA#37, PEA#41, PEA#42, PEA#44
                                                Filed herewith

2.    By-Laws                                   Pre EA

3.    Voting Trust Agreement                    Not Applicable

4.    Specimen of Securities                    PEA #1, PEA #2, PEA #12, PEA
                                                #13, PEA #16, PEA #19, PEA #21,
                                                PEA #24, PEA# 25, PEA#33,
                                                PEA#37, PEA#39, PEA#40, PEA#41,
                                                PEA#42, PEA#44, Filed
                                                herewith


5.    Investment Advisory Agreements            RS, Pre EA, PEA #1, PEA #2, PEA
                                                #5, PEA #7, PEA #12, PEA #13,
                                                PEA #16, PEA #19, PEA #21, PEA
                                                #24, PEA #25, PEA #31, PEA #33,
                                                PEA #37, PEA #40, PEA #41, PEA
                                                #42, PEA #44, Filed herewith

6.    Distribution Agreement                    PEA #2

      Form of Amended and Restated
      Distribution Agreement between
      RFI Distributors and The Regis
      Fund, Inc.                                PEA #28

7.    Directors' and Officers'
      Contracts and Programs                    Not Applicable

8.    Custody Agreements
      A. Custodian Agreement                    Pre EA
      B. Corporate Custody Agreement            PEA #2
      C. Global Custody Agreement               PEA#44

9.    Other Material Contracts
      A. Fund Administration
         Agreement between UAM
         Funds, Inc. and UAM Fund
         Services, Inc.                         PEA #40

      B. Mutual Funds Service Agreement
         between UAM Fund Services, Inc. and
         Chase Global Funds Services Company    PEA #40

                                                   INCORPORATED BY
      EXHIBIT                                      REFERENCE TO (LOCATION):
      -------                                      -----------------------------

10.   Opinion and Consent of Counsel               Pre EA

11.   Other Opinions and Consents

      A. Consent of Independent Accountants
         with respect to 1996 Annual Reports       PEA#43
      B. Consent of Independent Accountants
         with resepct to 1996 Annual Reports
         for the McKee Portfolios                  PEA#44
      C. Consent of Independent Accountants
         with resepct to 1996 Annual Reports
         for the TS&W Portfolios                   Filed herewith

12.   Other Financial Statements                   Not applicable

      A. 1996 Annual Reports                       PEA#43

13.   Agreements relating to Initial
      Capital

      A.  Purchase Agreement                       Pre EA

14.   Model Retirement Plans                       Not Applicable

15.   12b-1 Plans

      A.  Form of Distribution Plan                PEA #28
      B.  Form of Selling Dealer Agreement         PEA #28
      C.  Form of Shareholder Services Plan        PEA #28
      D.  Form of Service Agreement
          (12b-1 Plan)                             PEA #28
      E.  Form of Service Agreement
          (Shareholder Services Plan)              PEA #28

16.   Performance Quotation Schedules
      for the period ended:

      A.  October 31, 1996                         PEA #43
      B.  October 31, 1996(for McKee Portfolios)   PEA #44
      C.  October 31, 1996(for TS&W  Portfolios)   Filed herewith

18.   Rule 18f-3 Multiple Class Plan               PEA #36

24.   Powers of Attorney                           PEA #5, PEA #8, PEA #35

27.   Financial Data Schedules for the period
      ended:

      A.  October 31, 1996                         PEA#43
      B.  October 31, 1996 (for McKee Portfolios)  PEA#44
      C.  October 31, 1996 (for TS&W Portfolios)   Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (December 31, 1996).


     Acadian Emerging Markets Portfolio Institutional Class Shares...............................       30
     Acadian International Equity Portfolio Institutional Class Shares...........................       15
     C&B Balanced Portfolio Institutional Class Shares...........................................       53
     C&B Equity Portfolio Institutional Class Shares.............................................      186
     DSI Disciplined Value Portfolio Institutional Class Shares..................................       62
     DSI Limited Maturity Bond Portfolio Institutional Class Shares..............................       36
     DSI Money Market Portfolio Institutional Class Shares.......................................       55
     FMA Small Company Portfolio Institutional Class Shares......................................       48
     ICM Fixed Income Portfolio Institutional Class Shares.......................................       34

ICM Small Company Portfolio Institutional Class Shares..........................................   247
ICM Equity Portfolio Institutional Class Shares.................................................    30
SAMI Preferred Stock Income Portfolio Institutional Class Shares................................    18
Sirach Special Equity Portfolio Institutional Class Shares......................................   182
Sirach Strategic Balanced Portfolio Institutional Class Shares..................................    69
Sirach Growth Portfolio Institutional Class Shares..............................................   111
Sirach Fixed Income Portfolio Institutional Class Shares........................................    35
Sirach Short-Term Reserves Portfolio Institutional Class Shares.................................    33
Sirach Equity Portfolio Institutional Class Shares..............................................    18
Sterling Partners' Balanced Portfolio Institutional Class Shares................................   135
Sterling Partners' Equity Portfolio Institutional Class Shares..................................   100
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Class Shares.................    70
TS&W Equity Portfolio Institutional Class Shares................................................   242
TS&W Fixed Income Portfolio Institutional Class Shares..........................................   161
TS&W International Equity Portfolio Institutional Class Shares..................................   380
McKee U.S. Government Portfolio Institutional Class Shares......................................    19
McKee Domestic Equity Portfolio Institutional Class Shares......................................    21
McKee International Equity Portfolio Institutional Class Shares.................................    38
NWQ Balanced Portfolio Institutional Class Shares...............................................    19
NWQ Balanced Portfolio Institutional Service Class Shares.......................................    13
NWQ Value Equity Portfolio Institutional Class Shares...........................................    18
Rice, Hall, James Small Cap Portfolio Institutional Class Shares................................   190
Enhanced Monthly Income Portfolio Institutional Class Shares....................................     0
NWQ Value Equity Portfolio Institutional Service Class Shares *.................................     0
Sirach Special Equity Portfolio Institutional Service Class Shares..............................     6
Sirach Strategic Balanced Portfolio Institutional Service Class Shares *........................     0
Sirach Growth Portfolio Institutional Service Class Shares......................................     8
Sterling Partners' Balanced Portfolio Institutional Service Class Shares*.......................     0
Sterling Partners' Equity Portfolio Institutional Service Class Shares*.........................     0
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Service Class Shares*........     0
HJMC Equity Portfolio Institutional Class Shares *..............................................     0

TOTAL........................................................................................... 2,682

     * Portfolio has been authorized for sale of shares but has yet to begin operations.



ITEM 27. INDEMNIFICATION

     Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

     Acadian Asset Management, Inc.

     Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place - 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

          Dr. Gary L. Bergstrom, President and Director
          Ronald D. Frashure, Executive Vice President and Director John R. Chisholm, Senior Vice President
          Stella M. Hammond, Senior Vice President
          Churchill G. Franklin, Senior Vice President
          Richard O. Michaud, Senior Vice President
          Matthew V. Pierce, Senior Vice President
          James W. Graves, Senior Vice President

     Cooke & Bieler, Inc.

     Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street, Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

          James C. A. McClennon, Partner and Director
          Robert B. Arthur, Partner and Director
          Walter W. Grant, Partner and Director
          Charles E. Haldeman, Partner and Director
          John J. Medveckis, Partner and Director
          Russell G. Redenbaug, Partner and Director
          Ronald D. Henrikisen, Director
          Robert R. Glauber, Director
          R. James O'Neil, Vice President
          Bruce A. Smith, Vice President
          Peter A. Thompson, Vice President
          Kermit S. Eck, Vice President
          Michael M. Meyer, Vice President

     Dewey Square Investors Corporation

     Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

          Peter M. Whitman, Jr., President
          Ronald L. McCullough, Vice President
          G.A. David Gray, Vice President
          Eva S. Dewitz, Vice President
          Marilyn R. Stegner, Secretary and Treasurer

     Fiduciary Management Associates, Inc.

     Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

          Robert F. Carr III, Director, Chairman and Secretary
          Patricia A. Falkowski, President & Chief Investment Officer Robert W. Thornburgh, Jr., Executive Vice President and Treasurer Philip E. Arnold, Chairman of Executive Committee
          Lloyd J. Spicer, Senior Vice President
          Albert W. Gustafson, Senior Vice President

     Investment Counselors of Maryland, Inc.

     Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

          Craig Lewis, Principal and Director
          Linda W. McCleary, Principal and Director
          Robert D. McDorman, Jr., Principal and Director
          Stephen T. Scott, Principal and Director
          David E. Nelson, Principal and Director
          Paul L. Borssuck, Principal
          Charles W. Neuhauser, Senior Vice President
          Daniel O. Shackelford, Senior Vice President
          Robert F. Boyd, Executive Vice President

     C.S. McKee & Company, Inc.

     Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

          Charles E. Jacobs, Chairman
          James H. Hanes, President and Director
          Joseph F. Bonomo, Jr., Senior Vice President
          Walter C. Bean, Senior Vice President
          William J. Andrews, Vice President
          Kathryn J. Murin, Senior Vice President
          Joseph A. Murvar, Portfolio Manager
          Malcolm G. Nimick, Portfolio Manager
          Norman S. Allan, Senior Vice President
          Bradford J. Hanes, Assistant Vice President
          Lloyd F. Stamy, Jr., Senior Vice President
          William Vescio, Vice President
          Susan A. Darragh, Treasurer

     NWQ Investment Management Company

     Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

          David A. Polak, President and Director
          Edward C. Friedel, Jr., Director and Managing Director
          James P. Owen, Managing Director
          James H. Galbreath, Director and Managing Director
          Mary-Gene Slaven, Clerk, CFO, COO and Managing Director
          Michael C. Mendez, Managing Director
          Phyllis G. Thomas, Managing Director
          Paul R. Guastamacchio, Vice President and Portfolio Manager
          Martin Pollack, Vice President and Portfolio Manager
          Thomas J. Laird, Vice President and Portfolio Manager
          Justin T. Clifford, Vice President
          Jeffrey M. Cohen, Vice President and Portfolio Manager
          Karen S. McCue, Vice President and Director of Institutional Marketing Ronald R. Sternal, Vice President
          Ronald R. Halverson, Vice President
          Kathy Seraff, Vice President

     Rice, Hall, James & Associates

     Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

          Walter H. Beck, Director and Senior Vice President
          Hubert M. Collins, Vice President and Portfolio Manager
          Charles G. King, Vice President and Portfolio Manager
          Thomas W. McDowell, Director, President and Portfolio Manager Gary S. Rice, Vice President and Portfolio Manager
          David P. Tessmer, Director, Vice President and Portfolio Manager Timothy A. Todaro, Vice President and Portfolio Manager
          Samuel R. Trozzo, Chairman and Chief Executive Officer
          Mitchell S. Little, Vice President
          Michelle P. Connell, Vice President and Portfolio Manager
          James Dickinson, Vice President and Portfolio Manager

     Sirach Capital Management, Inc.

     Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

          Harvey G. Bateman, Treasurer and Director
          Barry E. Fetterman, Secretary and Director
          Thomas Gillespie, Vice President and Director
          George B. Kauffman, Chairman of the Board and Director
          William B. Sanders, President and Director

     Spectrum Asset Management, Inc.

     Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

          Scott T. Fleming, Chairman of the Board and Chief Financial Officer Bernard M. Sussman, Senior Vice President
          L. Phillip Jacoby, IV, Vice President - Portfolio Management Margaret S. Gilliland, Vice President
          Patrick G. Hurley, Hedge Manager

     Sterling Capital Management Company

     Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

          W. Olin Nisbet, III, Chairman and Chief Executive Officer Mark W. Whalen, President
          David M. Ralston, Chief Investment Officer
          J. Calvin Rivers, Executive Vice President
          Harry F. Wolfe, Jr., Senior Vice President
          Alexander W. McAlister, Senior Vice President
          James R. Norris, Senior Vice President
          Brian R. Walton, Senior Vice President
          Eduardo A. Brea, Vice President
          Mary D. Chaney, Vice President and Secretary/Treasurer
          Rebecca G. Douglass, Vice President
          Mary Weeks Frutain, Vice President
          Esther L. Glenn Vice President

     Thompson, Siegel & Walmsley, Inc.

     Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

          John T. Siegel, President, Treasurer and Director
          Matthew G. Thompson, Senior Vice President and Director
          S. Pierce Walmsley, IV, Senior Vice President and Director Kathleen M. Blanton, Vice President
          Lori N. Anderson, Vice President
          Charles A. Gomer, III, Vice President
          Paul A. Ferwerda, Vice President
          Peter D. Hartman, Vice President
          G.D. Rothenberg, Vice President
          Horace P. Whitworth, II, Vice President and Secretary
          Elizabeth Cabell Jennings, Vice President
          Alan C. Ashworth, Vice President

     AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI, Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund II).

     (b)  Not applicable.

     (c)  Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.)

ITEM 31.   MANAGEMENT SERVICES

     Not applicable.

ITEM 32.   UNDERTAKINGS

     (a)  Not applicable

     (b) (i)    Registrant undertakes to file a post-effective amendment
containing reasonably current financial statements, which need not be certified for the TS&W Balanced Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

         (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the McKee Small Cap Equity Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

         (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the Sterling Partners' Small Cap Value Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

         (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of each Portfolio, whichever is later.

         (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Rice, Hall, James Small/Mid Cap Portfolio within four to six months of the effective date of such Portfolio.

         (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

         (vii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

         (viii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

     (c) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

     (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 5th day of February, 1997.

                                                    UAM FUNDS, INC.

                                                          *
                                                    -------------------
                                                    Norton H. Reamer
                                                    Chairman and President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


            *             , Chairman and President           February 5, 1997
-------------------------
Norton H. Reamer


            *             , Director                         February 5, 1997
-------------------------
John T. Bennett, Jr.


            *             , Director                         February 5, 1997
-------------------------
Philip D. English


            *             , Director                         February 5, 1997
-------------------------
William A. Humenuk


            *             , Director                         February 5, 1997
-------------------------
Peter M. Whitman, Jr.


/s/ Gary L. French        , Treasurer and Principal          February 5, 1997
-------------------------   Financial and Accounting Officer
Gary L. French


/s/ Karl O. Hartmann                                         February 5, 1997
-------------------------
* Karl O. Hartmann
(Attorney-in-Fact)

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                          FILE NOS. 811-5683/33-25355


                        POST-EFFECTIVE AMENDMENT # 45

                                 EXHIBIT INDEX



          Exhibit No.                                   Description
          -----------                                   -----------
           EX-1B                         Articles Supplementary

           EX-4                          Specimen of Securities

           EX-5                          Investment Advisory Agreement

           EX-11C                        Consent of Independent Accountants with
                                         respect to 1996 Annual Report for the
                                         TS&W Portfolios

           EX-16C                        Performance Quotation Schedules

           EX-27C                        Financial Data Schedules for the period
                                         ended October 31, 1996

                                      A-1